As filed with the Securities and Exchange Commission

on February 25, 2009

Securities Act File No. 33-98102

Investment Company Act File No. 811-1743

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 26	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 39

(Check appropriate box or boxes)	☒

THE ALGER FUNDS II

(a Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

111 FIFTH AVENUE, NEW YORK, NEW YORK	10003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: 212-806-8800

HAL LIEBES, ESQ.

FRED ALGER MANAGEMENT, INC.

111 FIFTH AVENUE,

2ND FLOOR

NEW YORK, NY 10003

(Name and Address of Agent for Service)

COPY TO:

GARY L. GRANIK, ESQ.

STROOCK & STROOCK & LAVAN LLP

180 MAIDEN LANE

NEW YORK, NEW YORK 10038-4982

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b),

☒	on March 2, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485.

AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

If appropriate, check the following box:

☐       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Alger Spectra Fund | Alger Green Fund | Alger Analyst Fund | Alger International Opportunities Fund |

THE ALGER FUNDS II

Class A Shares | Class C Shares

PROSPECTUS

March 1, 2009

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTRODUCTION: THE ALGER FUNDS II

The investment objective, principal strategy and primary risks of each Fund are discussed individually below. Each Fund, except Alger Spectra Fund, has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. All of the Funds invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. or foreign exchanges or in the over-the-counter market.

Each of these Funds' equity investments are primarily in "growth" stocks. The Funds' investment adviser, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that issuers of growth stocks tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

Each Fund's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay. Each Fund can leverage, that is, borrow money to buy additional securities.

By borrowing money, a Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

All of the Funds may, but are not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

RISK/RETURN SUMMARY:

Investments, Risks & Performance

Alger Spectra Fund ("Spectra Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Fund invests primarily in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the market price of a security increases after the Fund borrows the security in order to sell it short, and the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund's exposure to the market, magnifying losses and increasing volatility.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Alger Green Fund ("Green Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size that, in the opinion of the Manager, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. Companies that conduct their business in an environmentally sustainable manner are companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future, have a positive or neutral impact on the environment on a relative basis, or recognize environmental sustainability as a challenge and opportunity as demonstrated through their business strategies, practices or investments.

The Fund's investment strategy consists of fundamental analysis combined with environmental sustainability analytic screens. In selecting stocks, the Manager uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several sustainability characteristics.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

The Fund's investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote environmentally sensitive programs may not perform as well as companies that do nor pursue such goals.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Alger Analyst Fund ("Analyst Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

The equity research analysts of the Manager select investments for the Fund that represent investment ideas in all market capitalizations, styles and geographies. Although the analysts may find investment ideas anywhere in the world, the analysts may emphasize investments in securities of U.S. issuers. The Fund may invest in securities of companies whose principal business activities are located in emerging market countries. Each analyst will be allocated a percentage of the Fund's total assets and will have such allocation rebalanced on a periodic basis – at least annually – by the Fund's Chief Investment Officer.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the allocation of investments among the analysts may have a more significant effect on the Fund's net asset value when one analyst's portion of the portfolio is performing more poorly than the others, or when the allocations are not rebalanced.

The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Alger International Opportunities Fund ("International Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. For purposes of the Fund's investment strategies, foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.

The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. The Fund may invest in securities of companies whose principal business activities are located in emerging market countries. The Fund's benchmark is the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index, which is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the Fund may invest in such stocks. The Fund also uses MSCI All Country World Index ex U.S. as a benchmark. The MSCI All Country World Index includes 48 markets.

The Manager seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The Manager focuses on individual stock selection, building the Fund's portfolio from the bottom up through extensive fundamental research. In addition to using fundamental research, the Manager employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

RISKS

Risks Applicable to All Funds

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment styles and objectives, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Manager incorrectly predicts the price movement of a security, index or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions.

The performance figures for each Fund's Class A Shares in the bar charts and Class A and C Shares in the tables below are the historical performance of the relevant Fund's previously-designated Class N Shares. The Funds' Class N Shares were not subject to either a front-end or back-end sales charge. Performance for Class A Shares in the table has been adjusted to include the effect of the front-end sales charge imposed by Class A Shares. Performance of Class C Shares has been adjusted to include the effect of a contingent deferred sales charge imposed by Class C Shares and to reflect the higher operating expense ratio of Class C Shares.

The Funds' single share class, Class N, offered prior to September 24, 2008 without a front-end or back-end sales charge, was redesignated as Class A Shares on that date. The Fund's Class A Shares are generally subject to a front-end sales charge at a maximum rate of 5.25%. Shareholders who were previously Class N shareholders of the Funds whose shares were redesignated as Class A Shares will not be subject to the front-end sales charge generally imposed on Class A shares of the Funds.

In the tables below the bar charts, average annual returns for all Funds assume redemption at the end of each period shown and reflect all current applicable sales charges. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns for Class A Shares of the Funds. (After-tax returns for the Class C Shares will vary.) These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

All of a Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to the difference in charges and expenses.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

•  Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

•  Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada.

SPECTRA FUND

ANNUAL TOTAL RETURN FOR CLASS A SHARES* as of December 31 (%)

*  Performance through September 23, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR	5 YEARS	10 YEARS	20 YEARS	30 YEARS
Class A (Inception 8/23/78)***
Return Before Taxes	-46.17%	0.94%	-1.41%	11.37%	14.08	%*
Return After Taxes on Distributions	-46.17%	0.94%	-1.77%	8.60%	11.08	%*
Return After Taxes on Distributions and Sale of Fund Shares	-30.01%	0.80%	-1.27%	8.37%	11.13	%*
Class C (Inception 9/24/08)†
Return Before Taxes	-44.16%	1.29%	-1.61%	10.85%	13.44	%*
Russell 3000 Growth Index**	-38.45%	-3.34%	-4.02%	7.22%	N/A**

*  Spectra Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996. The calculation of total return during that time assumes dividends were reinvested at market value.

**  The inception date of the Russell 3000 Growth Index is 1979.

***  Performance through September 23, 2008 is that of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales load, which were redesignated as Class A Shares on September 24, 2008.

†  Performance through September 23, 2008 is that of the Fund's Class N Shares adjusted to reflect the contingent deferred sales load and higher operation expenses of Class C Shares.

GREEN FUND

ANNUAL TOTAL RETURN FOR CLASS A SHARES* as of December 31 (%)

*  Performance through September 23, 2008 is that of the Fund's Class N Shares which were redesignated as Class A Shares on September 24, 2008.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR*	5 YEARS**	SINCE INCEPTION
Class A (Inception 12/4/00)*
Return Before Taxes	-48.91%	-0.97%	-7.68%
Return After Taxes on Distributions	-48.91%	-2.39%	-8.52%
Return After Taxes on Distributions and Sale of Fund Shares	-31.79%	-1.14%	-6.39%
Class C (Inception 9/24/08)†
Return Before Taxes	-47.05%	-0.64%	-7.76%
Russell 3000 Growth Index	-38.45%	-3.34%	-5.42%

*  Performance through September 23, 2008 is that of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales load, which were redesignated as Class A Shares on September 24, 2008. Before the Fund commenced operations, substantially all of the assets of another investment company advised by the Manager, Alger Green Institutional Fund, a series of The Alger Institutional Funds, were transferred to the Fund in a tax-free reorganization. The reorganization occurred on January 11, 2007. The performance figures for the Fund's Class N Shares include the performance of the Class I Shares of Alger Green Institutional Fund prior to that date.

**  Prior to October 19, 2006, Alger Green Institutional Fund was managed by different portfolio managers and followed different investment strategies under the name "Alger Socially Responsible Institutional Fund." Performance prior to October 19, 2006 reflects that management style and does not reflect the investment personnel and strategies of the Fund.

†  Performance through September 23, 2008 is that of the Fund's Class N Shares adjusted to reflect the contingent deferred sales load and higher operation expenses of Class C Shares.

ANALYST FUND

ANNUAL TOTAL RETURN FOR CLASS A SHARES* as of December 31 (%)

*  Performance through September 23, 2008 is that of the Fund's Class N Shares which were redesignated as Class A Shares on September 24, 2008.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR*	SINCE INCEPTION
Class A (Inception 4/2/07)*
Return Before Taxes	-48.42%	-24.64%
Return After Taxes on Distributions	-48.42%	-25.31%
Return After Taxes on Distributions and Sale of Fund Shares	-31.47%	-15.07%
Class C (Inception 9/24/08)†
Return Before Taxes	-46.51%	-22.87%
Russell 3000 Growth Index	-38.45%	-19.95%

*  Performance through September 23, 2008 is that of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales load, which were redesignated as Class A Shares on September 24, 2008.

†  Performance through September 23, 2008 is that of the Fund's Class N Shares adjusted to reflect the contingent deferred sales load and higher operation expenses of Class C Shares.

INTERNATIONAL FUND

ANNUAL TOTAL RETURN FOR CLASS A SHARES* as of December 31 (%)

*  Performance through September 23, 2008 is that of the Fund's Class N Shares which were redesignated as Class A Shares on September 24, 2008.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR*	SINCE INCEPTION
Class A (Inception 3/1/07)*
Return Before Taxes	-53.37%	-24.55%
Return After Taxes on Distributions	-53.61%	-24.90%
Return After Taxes on Distributions and Sale of Fund Shares	-34.69%	-15.19%
Class C (Inception 9/24/08)†
Return Before Taxes	-51.77%	-23.00%
MSCI EAFE Index	-42.07%	-25.68%
MSCI All Country World ex. U.S. Index	-41.40%	-25.00%

*  Performance through September 23, 2008 is that of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales load, which were redesignated as Class A Shares on September 24, 2008.

†  Performance through September 23, 2008 is that of the Fund's Class N Shares adjusted to reflect the contingent deferred sales load and higher operation expenses of Class C Shares.

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Funds. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2008 and adjusted for fees currently in place.

	Shareholder Fees (fees paid directly from your investment)				Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class	Maximum sales charge (load) on purchases as a % of offering price	Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	Redemption Fee* as a % of amount redeemed	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement**	Net Expenses
Spectra Fund	A C	5.25%† None	None 1.00%	2.00% 2.00%	0.90% 0.90%	0.25% 1.00%	0.31% 0.37%	1.46% 2.27%	N/A 0.02%	N/A 2.25%
Green Fund	A C	5.25%† None	None 1.00%	2.00% 2.00%	0.71% 0.71%	0.25% 1.00%	0.53% 0.46%	1.49% 2.17%	0.24% 0.17%	1.25% 2.00%
Analyst Fund	A C	5.25%† None	None 1.00%	2.00% 2.00%	0.85% 0.85%	0.25% 1.00%	1.94% 4.75%	3.04% 6.60%	1.84% 4.65%	1.20% 1.95%
International Fund	A C	5.25%† None	None 1.00%	2.00% 2.00%	1.00% 1.00%	0.25% 1.00%	3.42% 4.66%	4.67% 6.66%	3.02% 4.26%	1.65% 2.40%

*  The Funds will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

**  The Manager has contractually agreed to waive its fee and/or reimburse fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through February 28, 2010 to the extent necessary to limit the total annual fund operating expenses of the Class A Shares of: Green Fund to 1.25% of the Fund's average daily net assets; Analyst Fund to 1.20% of the Fund's average daily net assets; and International Fund to 1.65% of the Fund's average daily net assets; the Class C Shares of: Spectra Fund to 2.25% of the Fund's average daily net assets; Green Fund to 2.00% of the Fund's average daily net assets; Analyst Fund to 1.95% of the Fund's average daily net assets; and International Fund to 2.40% of the Fund's average daily net assets. The Manager may recoup Management Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements waived in previous years.

†  Class N shareholders of the Funds whose shares are redesignated as Class A Shares of the Funds will not be subject to a sales charge in connection with additional purchases of Class A Shares of the Funds.

EXAMPLES

The following examples, which reflect the shareholder fees and operating expenses listed previously, are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The first example also assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The second example reflects the same assumptions except that redemption is not assumed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares:

		1 YEAR	3 YEARS	5 YEARS	10 YEARS
Spectra	A	$666	$962	$1,281	$2,180
Fund	C*	$328	$707	$1,213	$2,604
Green	A*	$646	$949	$1,274	$2,192
Fund	C*	$303	$663	$1,149	$2,490
Analyst	A*	$641	$1,251	$1,884	$3,581
Fund	C*	$298	$1,537	$2,833	$5,896
International	A*	$684	$1,602	$2,525	$4,861
Fund	C*	$343	$1,587	$2,887	$5,952

* Absent fee waivers and reimbursements, expenses with redemptions would be as follows:

Spectra Fund	C	$330	$709	$1,215	$2,605
Green	A	$669	$971	$1,295	$2,211
Fund	C	$320	$679	$1,164	$2,503
Analyst	A	$816	$1,415	$2,037	$3,704
Fund	C	$755	$1,933	$3,171	$6,095
International	A	$968	$1,859	$2,756	$5,024
Fund	C	$760	$1,949	$3,195	$6,133

You would pay the following expenses if you did not redeem your shares:

Spectra	A	$666	$962	$1,281	$2,180
Fund	C*	$228	$707	$1,213	$2,604
Green	A*	$646	$949	$1,274	$2,192
Fund	C*	$203	$663	$1,149	$2,490
Analyst	A*	$641	$1,251	$1,884	$3,581
Fund	C*	$198	$1,537	$2,833	$5,896
International	A*	$684	$1,602	$2,525	$4,861
Fund	C*	$243	$1,587	$2,887	$5,952

* Absent fee waivers and reimbursements, expenses without redemptions would be as follows:

Spectra Fund	C	$230	$709	$1,215	$2,605
Green	A	$669	$971	$1,295	$2,211
Fund	C	$220	$679	$1,164	$2,503
Analyst	A	$816	$1,415	$2,037	$3,704
Fund	C	$655	$1,933	$3,171	$6,095
International	A	$968	$1,859	$2,756	$5,024
Fund	C	$660	$1,949	$3,195	$6,133

Each Fund may pay the Distributor, Fred Alger & Company, Incorporated, a fee of up to 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. This fee is included in a Fund's 12b-1 fee, which otherwise varies by class. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's total return over a 10-year period. The example assumes the following:

•  You invest $10,000 in the Fund and hold it for the entire 10-year period;

•  Your investment has a 5% return before expenses each year; and

•  The maximum initial sales charge is applied.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Spectra Fund	A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.46%	1.46%	1.46%	1.46%	1.46%	1.46%	1.46%	1.46%	1.46%	1.46%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		-1.71%	1.77%	5.37%	9.10%	12.96%	16.96%	21.10%	25.39%	29.83%	34.43%
End Investment Balance		$9,810	$10,158	$10,517	$10,890	$11,275	$11,674	$12,087	$12,515	$12,958	$13,417
Annual Expense		$666	$146	$151	$156	$162	$168	$173	$180	$186	$193
Spectra Fund	C	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		2.25%	2.27%	2.27%	2.27%	2.27%	2.27%	2.27%	2.27%	2.27%	2.27%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		2.75%	5.56%	8.44%	11.40%	14.44%	17.56%	20.77%	24.07%	27.46%	30.94%
End Investment Balance		$10,275	$10,556	$10,844	$11,140	$11,444	$11,756	$12,077	$12,407	$12,746	$13,094
Annual Expense		$228	$236	$243	$250	$256	$263	$271	$278	$285	$293
Green Fund	A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.25%	1.49%	1.49%	1.49%	1.49%	1.49%	1.49%	1.49%	1.49%	1.49%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		-1.50%	1.96%	5.54%	9.24%	13.07%	17.04%	21.15%	25.40%	29.81%	34.36%
End Investment Balance		$9,830	$10,175	$10,533	$10,902	$11,285	$11,681	$12,091	$12,515	$12,955	$13,409
Annual Expense		$646	$149	$154	$160	$165	$171	$177	$183	$190	$196

Green Fund	C	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		2.00%	2.17%	2.17%	2.17%	2.17%	2.17%	2.17%	2.17%	2.17%	2.17%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.00%	5.91%	8.91%	11.99%	15.16%	18.42%	21.77%	25.22%	28.76%	32.41%
End Investment Balance		$10,300	$10,591	$10,891	$11,199	$11,516	$11,842	$12,177	$12,522	$12,876	$13,241
Annual Expense		$203	$227	$233	$240	$246	$253	$261	$268	$276	$283
Analyst Fund	A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.20%	3.04%	3.04%	3.04%	3.04%	3.04%	3.04%	3.04%	3.04%	3.04%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		-1.45%	0.48%	2.45%	4.46%	6.51%	8.59%	10.72%	12.89%	15.11%	17.36%
End Investment Balance		$9,835	$10,028	$10,224	$10,425	$10,629	$10,837	$11,050	$11,266	$11,487	$11,712
Annual Expense		$641	$302	$308	$314	$320	$326	$333	$339	$346	$353
Analyst Fund	C	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.95%	6.60%	6.60%	6.60%	6.60%	6.60%	6.60%	6.60%	6.60%	6.60%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.05%	1.40%	-0.22%	-1.82%	-3.39%	-4.93%	-6.46%	-7.95%	-9.42%	-10.87%
End Investment Balance		$10,305	$10,140	$9,978	$9,818	$9,661	$9,507	$9,354	$9,205	$9,058	$8,913
Annual Expense		$198	$675	$664	$653	$643	$633	$622	$612	$603	$593
International Fund	A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.65%	4.67%	4.67%	4.67%	4.67%	4.67%	4.67%	4.67%	4.67%	4.67%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		-1.90%	-1.58%	-1.25%	-0.93%	-0.60%	-0.27%	0.06%	0.39%	0.72%	1.05%
End Investment Balance		$9,792	$9,825	$9,857	$9,890	$9,922	$9,955	$9,988	$10,021	$10,054	$10,087
Annual Expense		$684	$458	$460	$461	$463	$464	$466	$467	$469	$470
International Fund	C	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		2.40%	6.66%	6.66%	6.66%	6.66%	6.66%	6.66%	6.66%	6.66%	6.66%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		2.60%	0.90%	-0.78%	-2.43%	-4.04%	-5.64%	-7.20%	-8.74%	-10.26%	-11.75%
End Investment Balance		$10,260	$10,090	$9,922	$9,757	$9,596	$9,436	$9,280	$9,126	$8,974	$8,825
Annual Expense		$243	$678	$666	$655	$644	$634	$623	$613	$603	$593

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Derivatives

Certain Funds may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.

Investing in emerging markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to operational and other risks as well. Some countries may have restrictions that could limit a Fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

Investment in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Illiquid and Restricted Securities

Each Fund may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. A Fund may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust to be liquid are not subject to this limitation.

Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund will not lend securities to Alger Management or its affiliates.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/08) approximately $6.1 billion in mutual fund assets as well as $2.2 billion in other assets. The Manager makes investment decisions for the Funds and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving the advisory contract with respect to each Fund is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2008. The Funds pay the Manager advisory fees at these annual rates based on a percentage of average daily net assets: Green Fund – 0.71%; Analyst Fund – 0.85%; International Fund – 1.00%; and Spectra Fund – 0.90%.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager(s)	Since
Spectra Fund	Patrick Kelly	September 2004
Green Fund	Christopher R. Walsh	Inception (10/19/06)
Analyst Fund	Dan C. Chung	Inception (4/2/07)*
International Fund	Dan C. Chung and Gregory S. Adams	Inception (3/1/07) Inception (3/1/07)

*  Dan C. Chung, the Manager's Chief Investment Officer, is responsible for coordinating and overseeing portfolio allocations by the members of the Manager's analyst team for the Analyst Fund. Each analyst is allocated a percentage of Analyst Fund's total assets, is responsible for the management of that portion of the Fund's portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.

•  Mr. Adams has been employed by the Manager since 2006 and currently serves as Senior Vice President and the Director of Quantitative Research of the Manager. Prior to joining the Manager, Mr. Adams was the Director of Quantitative Research at Lord Abbett & Co. from August 2005 to February 2006. From October 1999 to June 2005, he served as a Managing Director and portfolio manager at Scudder Investments, which was acquired in 2002 by Deutsche Asset Management.

•  Mr. Kelly has been employed by the Manager since 1999 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Chung has been employed by the Manager since 1994 and currently serves as Chief Executive Officer, Chief Investment Officer and portfolio manager.

•  Mr. Walsh has been employed by the Manager since 2001 and currently serves as Senior Vice President and Senior Analyst.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to each Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund pays the

Manager an administrative fee at the annual rate of 0.0275% based on a percentage of the Fund's average daily net assets.

Please see the Shareholder Information section beginning on page A-1.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights information in the following tables for has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Funds' Annual Reports, which are available upon request.

Each Fund's Class N Shares were redesignated as Class A Shares on September 24, 2008. Information in the tables with respect to each Fund's Class A Shares prior to September 24, 2008 is that of the Class N Shares. Substantially all of the assets of Alger Green Institutional Fund were transferred to the Green Fund Class N Shares on January 11, 2007. The total returns in the table include the rate that an investor would have earned or lost on an investment in Class A Shares of the Fund (and Class I Shares of Alger Green Institutional Fund prior to January 11, 2007) (assuming reinvestment of all dividends and distributions).

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER SPECTRA FUND (formerly Spectra Fund)	CLASS A (i)
	Year ended 10/31/08		Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$12.00		$8.49		$6.94	$5.84	$5.88
Net investment loss (ii)	(0.07)		(0.08)		(0.10)	(0.05)	(0.10)
Net realized and unrealized gain (loss) on investments	(4.86)		3.59		1.65	1.15	0.06
Total from investment operations	(4.93)		3.51		1.55	1.10	(0.04)
Net asset value, end of year	$7.07		$12.00		$8.49	$6.94	$5.84
Total return (iv)	(41.1)%		41.3%		22.3%	18.8%	(0.7)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$170,147		$329,830		$191,387	$187,542	$210,439
Ratio of expenses to average net assets	1.53	%(iii)	1.59	%(iii)	2.01%	2.07%	1.98%
Ratio of net investment loss to average net assets	(0.65)%		(0.79)%		(1.20)%	(0.81)%	(1.63)%
Portfolio turnover rate	313.46%		282.13%		232.20%	247.72%	159.35%

(i)  Redesignated from Class N shares to Class A shares on September 24, 2008.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii)  Amount has been reduced by 0.48% due to expense reimbursement.

(iv)  Does not reflect the effect of any sales charge.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER SPECTRA FUND (formerly Spectra Fund)	CLASS C
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.78
Net investment loss (ii)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.70)
Total from investment operations	(1.71)
Net asset value, end of period	$7.07
Total return (iii)	(19.5)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$90
Ratio of expenses to average net assets	2.25	%(iv)
Ratio of net investment loss to average net assets	(0.92)%
Portfolio turnover rate	313.46%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Does not reflect the effect of sales charges.

(iv)  Amount has been reduced by 0.02% due to expense reimbursement.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER GREEN FUND (formerly Spectra Green Fund)	CLASS A (i)
	Year ended 10/31/08		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$7.90		$6.61		$6.17		$5.37		$5.38
Net investment loss (ii)	(0.01)		(0.03)		(0.03)		(0.01)		(0.05)
Net realized and unrealized gain (loss) on investments	(3.19)		2.09		1.13		1.05		0.07
Total from investment operations	(3.20)		2.06		1.10		1.04		0.02
Distributions from net realized gains	(0.18)		(0.77)		(0.66)		(0.24)		(0.03)
Net asset value, end of year	$4.52		$7.90		$6.61		$6.17		$5.37
Total return (iii)	(41.4)%		34.4%		19.1%		19.8%		0.3%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$22,307		$13,744		$2,446		$1,505		$1,277
Ratio of expenses to average net assets	1.25	%(iv)	1.25	%(v)	1.25	%(vi)	1.25	%(vii)	1.34	%(viii)
Ratio of net investment loss to average net assets	(0.21)%		(0.42)%		(0.53)%		(0.25)%		(1.04)%
Portfolio turnover rate	106.34%		131.66%		209.65%		152.60%		166.03%

(i)  Commenced operations January 12, 2007. Financial highlights prior to January 12, 2007 are that of its predecessor fund, Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements. Redesignated from Class N shares to Class A shares on September 24, 2008.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii)  Does not reflect the effect of any sales charge.

(iv)  Amount has been reduced by 0.24% due to expense reimbursement.

(v)  Amount has been reduced by 1.12% due to expense reimbursement.

(vi)  Amount has been reduced by 5.79% due to expense reimbursement.

(vii)  Amount has been reduced by 0.75% due to expense reimbursement.

(viii)  Amount has been reduced by 0.90% due to expense reimbursement.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER GREEN FUND	CLASS C
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$5.65
Net investment loss (ii)	—
Net realized and unrealized gain (loss) on investments	(1.14)
Total from investment operations	(1.14)
Distributions from net realized gains	—
Net asset value, end of period	$4.51
Total return (iii)	(20.2)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$90
Ratio of expenses to average net assets	2.00	%(iv)
Ratio of net investment loss to average net assets	(1.01)%
Portfolio turnover rate	106.34%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Does not reflect the effect of sales charges.

(iv)  Amount has been reduced by 0.17% due to expense reimbursement.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER ANALYST FUND (formerly Spectra Alchemy Fund)	CLASS A (v)
	Year ended 10/31/08		From 4/2/07 (commencement of operations) to 10/31/07 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$12.07		$10.00
Net investment loss (ii)	(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments	(4.93)		2.11
Total from investment operations	(4.99)		2.07
Distributions from net realized gains	(0.51)		—
Total dividends and distributions to Shareholders	(0.51)		—
Net asset value, end of period	$6.57		$12.07
Total return (vi)	(43.0)%		20.7%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$1,360		$2,675
Ratio of expenses to average net assets	1.20	%(iv)	1.20	%(iii)
Ratio of net investment loss to average net assets	(0.60)%		(0.66)%
Portfolio turnover rate	124.91%		67.44%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 1.30% due to expense reimbursement.

(iv)  Amount has been reduced by 1.84% due to expense reimbursement.

(v)  Redesignated from Class N shares to Class A shares on September 24, 2008.

(vi)  Does not reflect the effect of any sales charge.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER ANALYST FUND	CLASS C
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.55
Net investment loss (ii)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.98)
Total from investment operations	(1.99)
Distributions from net realized gains	—
Total distributions to Shareholders	—
Net asset value, end of period	$6.56
Total return (iii)	(23.3)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$77
Ratio of expenses to average net assets	1.95	%(iv)
Ratio of net investment loss to average net assets	(1.31)%
Portfolio turnover rate	124.91%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Does not reflect the effect of sales charges.

(iv)  Amount has been reduced by 4.65% due to expense reimbursement.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER INTERNATIONAL OPPORTUNITIES FUND (formerly Spectra International Opportunities Fund)
	CLASS A (v)
	Year ended 10/31/08		From 3/1/07 (commencement of operations) to 10/31/07 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$13.56		$10.00
Net investment loss (ii)	0.04		0.05
Net realized and unrealized gain (loss) on investments	(7.09)		3.51
Total from investment operations	(7.05)		3.56
Dividends and distributions to Shareholders from: Net investment income	(0.02)		—
Distributions from net realized gains	(0.10)		—
Total dividends and distributions to Shareholders	(0.12)		—
Net asset value, end of period	$6.39		$13.56
Total return (vi)	(52.4)%		35.6%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$1,902		$3,633
Ratio of expenses to average net assets	1.65	%(iv)	1.65	%(iii)
Ratio of net investment loss to average net assets	0.35%		0.64%
Portfolio turnover rate	72.00%		40.19%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 2.47% due to expense reimbursement.

(iv)  Amount has been reduced by 3.02% due to expense reimbursement.

(v)  Redesignated from Class N shares to Class A shares on September 24, 2008.

(vi)  Does not reflect the effect of any sales charge.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER INTERNATIONAL OPPORTUNITIES FUND	CLASS C
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.87
Net investment income (ii)	—
Net realized and unrealized gain (loss) on investments	(2.50)
Total from investment operations	(2.50)
Dividends and distributions to Shareholders from: Net investment income	—
Distributions from net realized gains	—
Total dividends and distributions to Shareholders	—
Net asset value, end of period	$6.37
Total return (iii)	(28.2)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$72
Ratio of expenses to average net assets	2.40	%(iv)
Ratio of net investment loss to average net assets	(0.65)%
Portfolio turnover rate	72.00%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Does not reflect the effect of sales charges.

(iv)  Amount has been reduced by 4.26% due to expense reimbursement.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV for each Fund other than Alger Money Market Fund ("Money Market Fund") is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE") is open; the NAV for Money Market Fund is calculated as of 12:00 noon on each of those days. Generally, the NYSE is closed on weekends and national holidays. It may close on other days from time to time.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Fund, especially Alger International Opportunities Fund ("International Fund") and Alger China-U.S. Growth Fund ("China Fund"), that invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of a Fund's assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of each Fund other than Money Market Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value. The assets of Money Market Fund (and short-term money market instruments held by other Funds) are generally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by a Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Purchasing and Redeeming Fund Shares

Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that may apply. You can purchase or redeem shares on any day the NYSE is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase, Automatic Investment Plan, or online, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Fund may reject any purchase order. Share certificates are not issued for shares of the Fund.

If you redeem shares, by sale or exchange, of a Fund (other than the Money Market Fund) within 30 days of purchase (including purchase by exchange), the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Automatic Investment Plan or Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. Each Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interest of the Fund.

Dividends and Distributions

All Funds other than Alger Convertible Fund ("Convertible Fund") and Money Market Fund declare and pay dividends and distributions annually. These Funds, other than Alger Balanced Fund ("Balanced Fund"), expect that the annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by a Fund and paid to you may be subject to a maximum tax rate of 15% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates.

Dividends and distributions may differ among classes of shares of a Fund. Payments by Money Market Fund, which normally consist solely of net investment income, are declared daily and paid monthly. Payments by Balanced Fund, which are expected to consist of net investment income and capital gains, will be declared and paid annually. Convertible Fund earns income from its investments and pays this income to shareholders in the form of dividends and distributions. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which they were earned.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

Classes of Fund Shares

Each of Alger Capital Appreciation Fund, Alger LargeCap Growth Fund, Alger MidCap Growth Fund, Alger SmallCap Growth Fund, Alger Health Sciences Fund and Balanced Fund offers three classes of shares (Class A, B and C Shares). Alger SMidCap Growth Fund is comprised of four classes of shares (Class A, B, C and I Shares). Each of Alger Growth Opportunities Fund, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, and International Fund offers three classes of shares (Class A, C and I Shares). China Fund offers two classes of shares (Class A and C Shares). Convertible Fund offers one class of shares (Class A Shares) Class A, B and C Shares are offered in these prospectuses. Class I Shares are offered only to institutional investors in separate prospectuses. Shares of classes A, B and C are subject to sales charges. Shares of Money Market Fund do not have a class designation, and are not subject to sales charges, distribution fees, or service (12b-1) fees. The differences among the classes are described in the following charts:

Sales Charges

Class A Shares

When you buy Class A Shares you may pay the following sales charge:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Asset Value	Dealer Allowance as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 - $49,999	4.50%	4.71%	4.25%
$50,000 - $99,999	4.00%	4.17%	3.75%
$100,000 - $249,999	3.50%	3.63%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $749,999	2.00%	2.04%	1.75%
$750,000 - $999,999	1.50%	1.52%	1.25%
$1,000,000 and over	*	*	1.00%

*  Purchases of Class A Shares which, when combined with current holdings of Class A Shares of the Alger Family of Funds offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

In calculating a CDSC, the Funds assume first, that the redemption is of shares, if any, that are not subject to any CDSC.

Distribution and/or Service (12b-1) Fees

Each Fund offering Class A Shares has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows Class A Shares to pay a 0.25% fee out of its assets on an ongoing basis for distribution and shareholder services provided to Class A shareholders. These fees will increase the cost of your investment in Class A Shares, and may cost you more than paying other types of sales charges.

Maximum Investment Amount:

No maximum investment limit.

Minimum Investment Amount:

See table on page A-6.

Class B Shares

There is no sales charge when you buy Class B Shares.
When you redeem Class B Shares, you may pay the following CDSC:

Years Shares Were Held	Contingent Deferred Sales Charge (CDSC)
Less than one	5%
One but less than two	4%
Two but less than three	3%
Three but less than four	2%
Four but less than five	2%
Five but less than six	1%
Six or more	0%

In calculating a CDSC, the Fund assumes, first, that the redemption is of shares, if any, that are not subject to any CDSC and, second, that the remaining shares redeemed are those that are subject to the lowest charge.

Under certain circumstances, the above requirements may be waived. These circumstances are discussed below and in the applicable Statement of Additional Information.

After eight years, your Class B Shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.

Distribution and/or Service (12b-1) Fees

Each Fund offering Class B Shares has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows Class B Shares to pay a 1.00% fee out of its assets on an ongoing basis for distribution and shareholder services provided to Class B shareholders. These fees will increase the cost of your investment in Class B Shares and may cost you more than paying other types of sales charges.

Maximum Investment Amount: $49,999

Minimum Investment Amount:

See table on page A-6.

Class C Shares

There is no sales charge when you buy Class C Shares.
When you redeem Class C Shares, you may pay the following CDSC:

Years Shares Were Held	Contingent Deferred Sales Charge (CDSC)
Less than one	1%
One or more	0%

In calculating a CDSC, the Fund assumes, first, that the redemption is of shares, if any, that are not subject to any CDSC and, second, that the remaining shares redeemed are those that are subject to the lowest charge.

Under certain circumstances, the above requirements may be waived. These circumstances are discussed below and in the applicable Statement of Additional Information.

Distribution and/or Service (12b-1) Fees

Each Fund offering Class C Shares has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows Class C Shares to pay a 1.00% fee on an ongoing basis for distribution and shareholder services provided to Class C shareholders. These fees will increase the cost of your investment in Class C Shares and may cost you more than paying other types of sales charges

Maximum Investment Amount: $999,999

Minimum Investment Amount:

See table below.

Minimum Investments: the following minimums apply to an account in any Fund, whether invested in Class A, Class B or Class C shares.

	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

Waivers of Sales Charges

No initial sales charge (Class A) or CDSC (Classes A, B or C) is imposed on purchases or redemptions (1) by (i) employees of the Distributor and its affiliates, (ii) Individual Retirement Accounts ("IRAs"), Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by the Manager, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which the Distributor or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, and their immediate families, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a financial institution as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001; (11) by shareholders of China Fund as of January 21, 2005 purchasing Class A Shares for their existing accounts; and (12) by shareholders of Class N Shares as of September 23, 2008 purchasing Class A Shares of the Alger Family of Funds.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.

Any CDSC which otherwise would be imposed on redemptions of shares of a Fund will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an IRA following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders of record as of January 21, 2005 of the undesignated single class of shares of China Fund may purchase Class A Shares of China Fund for their existing accounts at net asset value without the imposition of a sales charge. Class N shareholders as of September 23, 2008 will not be subject to initial sales charges in connection with additional purchases of Class A Shares of the Alger Family of Funds.

Under the Reinvestment Privilege, a shareholder who has redeemed shares in a Fund account may reinvest all or part of the redemption proceeds in shares of the same class of the same Fund in the same account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

Reduced Sales Charges

In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in Class A shares may be eligible for a reduced sales charge. Information on reduced sales charges is posted on the Funds' website, www.alger.com. Shares of Money Market Fund are offered without a sales charge.

When purchasing Class A shares, when the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a reduced front-end sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would be charged a front-end sales charge of 5.25%, while a purchase of $25,000 would be charged a front-end sales charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A shares. The greater the investment, the greater the reduction in the sales charge.

A reduced sales charge is also available to Class A investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A Letter of Intent ("LOI") allows the Class A investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of shares of all classes of the Funds in the Alger Family of Funds offered with a sales charge over the following 13 months. At the investor's request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the total LOI amount. Further details are in the applicable Statement of Additional Information.

A third way that an investor in Class A shares may be eligible for a reduced sales charge is by reason of Rights of Accumulation ("ROA"). With ROA, Class A shares of the Fund may be purchased by "any person" (as defined in the immediately preceding paragraph) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of all classes of the Funds in the Alger Family of Funds offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

INVESTMENT INSTRUCTIONS

To Open an Account:

BY MAIL: The Funds do not accept cash or cash alternatives for fund purchases. Make checks payable to "The Alger Funds." Visit the Funds' website to download a prospectus and New Account Application at www.alger.com, or call (800) 992-3863 to receive an application via U.S. mail. Mail your completed application and check to the Funds' transfer agent:

Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

Overnight mail is to be sent to the Funds' transfer agent at the following address:

Boston Financial Data Services, Inc.
Attn: The Alger Funds
30 Dan Road
Canton, MA 02021

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Attn: The Alger Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services at (800) 992-3863 for details.

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Complete the Automatic Investment Plan option on your account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

ONLINE: You can open a new account online. Go to www.alger.com and follow the online instructions. Please be sure to first read the Fund prospectus before investing.

To Make Additional Investments in an Existing Account:

BY MAIL: Complete and return the Invest by Mail slip attached to your Alger Funds Statement and return the slip with your investment to:

Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form available at www.alger.com, or call (800) 992-3863 to receive the form by mail. Your purchase request will be processed at the NAV next calculated after it is received and the funds will be transferred from your designated bank account to your Fund account normally within one business day. Call (800) 992-3863 to initiate a TelePurchase.

WIRE: Have your bank wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services, Inc. at (800) 992-3863 for details.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Alger Family of Funds' Automatic Investment Plan allows you to make automatic purchases on the day of the month that you select. Fill out the appropriate information on the New Account Application or return the Additional Services Form available at www.alger.com or call (800) 992-3863 to receive the form by mail. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund Account. Call (800) 992-3863 for a Payroll Savings Plan Form or download it at www.alger.com.

*Not available for Retirement Plans

ONLINE: You can purchase additional shares in an existing Fund account. Go to www.alger.com and follow the online instructions.

To Exchange Shares of the Funds:

BY TELEPHONE OR ONLINE: You can exchange shares of any Fund for the same class of shares of another Fund in the Alger Family of Funds, subject to certain restrictions. You can go to www.alger.com, login to access your account, and follow the online instructions, or call (800) 992-3863 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of one class may not be exchanged for shares of another class. Money Market Fund shares acquired by direct purchase may be exchanged for Class A, B or C Shares of another

Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Money Market Fund shares.

AUTOMATICALLY: The Alger Family of Funds' Automatic Exchange Plan allows you to exchange a specified amount from your Money Market Fund account into one or more of the other Funds on the day of the month you select. The minimum monthly exchange amount is $50 per Fund.

When exchanging in and out of Money Market Fund, your confirmations and account statements will include a share class designation next to your shares of Money Market Fund solely for operational reasons. This share class designation corresponds to the share class in the other Fund that is being acquired by exchange, or that was originally purchased in the other Fund prior to exchange into Money Market Fund, and which shall be either Class A, Class B, or Class C. Similarly, direct investments that you make in Money Market Fund require that you assign a share class designation – either Class A, Class B or Class C – to those shares solely for operational reasons for purposes of tracking exchanges.

The period of time during which an investor holds shares of Alger Money Market Fund that have been acquired in exchange for shares of any other Fund will not be counted towards the holding period for purposes of calculating a CDSC, if applicable. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. For more information, call the Funds' toll-free at (800) 992-3863 or consult the applicable Statement of Additional Information (see back cover of this prospectus).

To Redeem Shares of the Funds:

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc., Attn: The Alger Funds which includes:

•  account number

•  Fund name (and class, if applicable)

•  number of shares or dollar amount of redemption

•  where to send the proceeds

•  signature(s) of registered owner(s)

•  a signature guarantee is required if

   •  your redemption is for more than $25,000; or

   •  you want the check sent to a different address than the one we have on file; or

   •  you want the check to be made payable to someone other than the registered owners we have on file; or

   •  you have changed your address on file within the past 30 days.

BY TELEPHONE*: Call (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 30 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TeleRedemption (minimum $500, maximum $50,000) is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. Your redemption request will be processed at the NAV next calculated after it is received and the funds will be transferred to your bank account normally within two business days. Shares issued in certificate form are not eligible for this service.

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records. Fed wire requests to a bank account not previously designated on the Fund's records must be made in writing, and require a signature guarantee.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000 at the time you begin participation in the Plan, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

ONLINE: You can redeem shares from an existing Fund account. Go to www.alger.com and follow the online instructions.

To speak to an Alger Family of Funds Representative call (800) 992-3863

Web address: www.alger.com

Representatives are available to assist you with any questions you may have.

Signature Guarantee is a guarantee by a financial institution that your signature is authentic. The financial institution accepts liability for any forgery or fraud if the signature it guarantees proves to be counterfeit. It is an ideal means to protect investors and their assets. A notarization by a Notary Public is not an acceptable substitute.

LIMITATIONS ON EXCESSIVE TRADING

Each of the Funds except for International Fund and China Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis. International Fund and China Fund may invest a significant amount of their assets in securities traded on foreign exchanges for which current New York market-closing prices may not be readily available on a daily basis at the time each Fund prices its portfolio and determines its NAV per share. Each Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under "Net Asset Value." Additionally, early redemption (including by exchange) of the Funds' shares (other than Money Market Fund) is subject to a redemption fee. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that the presence of small capitalization and medium capitalization securities and/or foreign securities in a Fund's portfolio and other circumstances may invite active in-and-out trading by Fund shareholders, for whatever reason implemented (including the perception that that Funds that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater opportunities because they are less liquid than securities of larger capitalization issuers or that if the Fund invests primarily in foreign securities, it may be more susceptible to the risk of excessive short-term trading due to the potential for time zone arbitrage). Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a Fund, increase the Fund's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the Funds. The redemption fee, as described herein, is expected to discourage frequent in-and-out trading in Fund shares.

The Trustees have determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares (with the exception of shares of Money Market Fund) or shares of other funds sponsored by the Manager that is detrimental to the Fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the Funds' Chief Compliance Officer.

The Trustees periodically review a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

OTHER INFORMATION

A Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

Each Fund and the Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Fund through an administrator or trustee ("Plan Administrator") that maintains a master or "omnibus" account with one or more Funds for trading on behalf of retirement plans and their participants, the Plan Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Funds. Consult with your Plan Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Fund through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Fund, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of a Fund's assets or 0.50% annually of a Fund's sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Redemptions by the Funds. If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below the minimum initial investment amount for three consecutive months as a result of redemptions or exchanges (excluding Trust sponsored retirement accounts), the Fund may redeem all your Fund shares within your account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount or by using the Automatic Investment Plan.

If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Each Fund and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Modify any terms or conditions of purchase of shares of the Fund;

Reject or cancel any request to establish Automatic Investment Plan or the Systematic Withdrawal Plan options on the same account; or

Suspend, change or withdraw all or any part of the offering made by this prospectus.

Householding. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a Fund. Call an Alger Funds Representative at (800) 992-3863 if you need additional copies of financial reports or prospectuses, or download them at www.alger.com. If you do not want the mailing of these documents to be combined with those for other members of your household, contact The Alger Funds in writing at Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual funds industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing,concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including certain of the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases – a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") – were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, and the current and former Fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the Funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 992-3863

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

BY INTERNET:  Text versions of Fund documents can be downloaded from the following sources:

  •  The Fund: http://www.alger.com

  •  SEC (EDGAR data base): www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about each Fund and its policies, please read the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) its Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about a Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

QUARTERLY FUND HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.

ALGER ELECTRONIC DELIVERY SERVICE

The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds' website. To sign up for this free service, enroll at www.icsdelivery.com/alger.

Distributor: Fred Alger & Company, Incorporated
The Alger Funds
SEC File #811-1355
The Alger Funds II
SEC File #811-1743
Alger China-U.S. Growth Fund
SEC File #811-21308

NOTES:

Alger Spectra Fund | Alger Green Fund | Alger Analyst Fund | Alger International Opportunities Fund

THE ALGER FUNDS II

Class I Shares
Available for investment by Institutional Investors

PROSPECTUS

March 1, 2009

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTRODUCTION: THE ALGER FUNDS II

The investment objective, principal strategy and primary risks of each Fund are discussed individually below. Each Fund, except Alger Spectra Fund, has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. All of the Funds invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. or foreign exchanges or in the over-the-counter market.

Each of these Funds' equity investments are primarily in "growth" stocks. The Funds' investment adviser, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that issuers of growth stocks tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

Each Fund's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay. Each Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, a Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

All of the Funds may, but are not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

RISK/RETURN SUMMARY:

Investments, Risks & Performance

Alger Spectra Fund ("Spectra Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Fund invests primarily in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the market price of a security increases after the Fund borrows the security in order to sell it short, and the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund's exposure to the market, magnifying losses and increasing volatility.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Alger Green Fund ("Green Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size that, in the opinion of the Manager, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. These are companies that have shown a commitment to environmental sustainability as demonstrated through their business strategies, practices or investments. The Fund seeks to invest in companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future.

The Fund's investment strategy consists of fundamental analysis combined with environmental sustainability analytic screens. In selecting stocks, the Manager uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several sustainability characteristics.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

The Fund's environmental sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote environmentally sensitive programs may not perform as well as companies that do nor pursue such goals.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Alger Analyst Fund ("Analyst Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

The equity research analysts of the Manager select investments for the Fund that represent investment ideas in all market capitalizations, styles and geographies. Although the analysts may find investment ideas anywhere in the world, the analysts may emphasize investments in securities of U.S. issuers. The Fund may invest in securities of companies whose principal business activities are located in emerging market countries. Each analyst will be allocated a percentage of the Fund's total assets and will have such allocation rebalanced on a periodic basis - at least annually - by the Fund's Chief Investment Officer.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the allocation of investments among the analysts may have a more significant effect on the Fund's net asset value when one analyst is performing more poorly than the others, or when the allocations are not rebalanced.

The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Alger International Opportunities Fund ("International Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. For purposes of the Fund's investment strategies, foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.

The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. The Fund may invest in securities of companies whose principal business activities are located in emerging market countries. The

Fund's benchmark is the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index, which is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the Fund may invest in such stocks. The Fund also uses MSCI All Country World Index ex U.S. as a benchmark. The MSCI All Country World Index includes 48 markets.

The Manager seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The Manager focuses on individual stock selection, building the Fund's portfolio from the bottom up through extensive fundamental research. In addition to using fundamental research, the Manager employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

RISKS

Risks Applicable to All Funds

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment styles and objectives, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Manager incorrectly predicts the price movement of a security, index or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective. There may be additional risks applicable to a specific Fund because of its investment approach. To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in the Class I Shares of the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions.

In the tables below the bar charts, average annual returns for all Funds assume redemption at the end of each period shown and reflect all current applicable sales charges. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns for Class I Shares of the Funds. Class I Shares were not offered prior to September 24, 2008. Historical performance prior to September 24, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The performance numbers for the Class I Shares of the Funds prior to September 24, 2008 are the historical performance of the relevant Fund's previously-designated Class N Shares. The performance figures shown have not been adjusted to reflect the estimated operating expenses of Class I Shares, which are expected to be lower than those incurred by Class N Shares. No performance information is included for Class I Shares of Analyst Fund or International Fund as the Funds had not completed a full calendar year of operations at December 31, 2008. All of a Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to the differences in charges and expenses. Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

•  Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

•  Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada.

•  MSCI All Country World Index ex U.S. Index: An unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed and emerging markets, excluding the United States.

SPECTRA FUND

ANNUAL TOTAL RETURN* as of December 31 (%)

*  Class I Shares have not been offered prior to September 24, 2008. Historical performance prior to September 24, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008

	1 YEAR	5 YEARS	10 YEARS	20 YEARS	30 YEARS
Class I***
Return Before Taxes	-43.19%	2.04%	-0.88%	11.67%	14.28%
Return After Taxes on Distributions	-43.19%	2.04%	-1.25%	8.89%	11.58%
Return After Taxes on Distributions and Sale of Fund Shares	-28.07%	1.74%	-0.83%	8.66%	11.33%
Russell 3000 Growth Index	-38.45%	-3.34%	-4.02%	7.22%	N/A**

*  Spectra Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996. The calculation of total return during that time assumes dividends were reinvested at market value.

**  The inception date of the Russell 3000 Growth Index is 1979.

***  Class I Shares have not been offered prior to September 24, 2008. Historical performance prior to September 24, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008.

GREEN FUND

ANNUAL TOTAL RETURN* as of December 31 (%)

*  Class I Shares have not been offered prior to September 24, 2008. Historical performance prior to September 24, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR	5 YEARS**	SINCE INCEPTION (12/04/00)**
Class I*
Return Before Taxes	-46.08%	0.10%	-7.06%
Return After Taxes on Distributions	-46.08%	-1.33%	-7.91%
Return After Taxes on Distributions and Sale of Fund Shares	-29.95%	-0.29%	-5.94%
Russell 3000 Growth Index	-38.45%	-3.34%	-5.42%

*  Class I Shares have not been offered prior to September 24, 2008. Historical performance prior to September 24, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008. Before the Fund commenced operations, substantially all of the assets of another investment company advised by the Manager, Alger Green Institutional Fund, a series of The Alger Institutional Funds, were transferred to the Fund in a tax-free reorganization. The reorganization occurred on January 11, 2007. The performance figures for the Fund's Class N Shares include the performance of the Class I Shares of Alger Green Institutional Fund prior to that date.

**  Prior to October 19, 2006, Alger Green Institutional Fund was managed by different portfolio managers and followed different investment strategies under the name "Alger Socially Responsible Institutional Fund." Performance prior to October 19, 2006 reflects that management style and does not reflect the investment personnel and strategies of the Fund.

ANALYST FUND

ANNUAL TOTAL RETURN* as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR	SINCE INCEPTION (04/02/07)
Class I*
Return Before Taxes	-45.56%	-22.29%
Return After Taxes on Distributions	-45.65%	-22.99%
Return After Taxes on Distributions and Sale of Fund Shares	-29.61%	-13.65%
Russell 3000 Growth Index	-38.45%	-19.95%

*  Class I Shares have not been offered prior to September 24, 2008. Historical performance prior to September 24, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008.

INTERNATIONAL OPPORTUNITIES FUND

ANNUAL TOTAL RETURN* as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR	SINCE INCEPTION (03/01/07)
Class I*
Return Before Taxes	-50.86%	-22.37%
Return After Taxes on Distributions	-51.04%	-37.70%
Return After Taxes on Distributions and Sale of Fund Shares	-33.01%	-24.02%
MSCI EAFE Index	-42.07%	-25.68%
MSCI All Country World ex U.S. Index	-41.40%	-25.00%

*  Class I Shares have not been offered prior to September 24, 2008. Historical performance prior to September 24, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008.

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Funds. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2008, adjusted for expenses currently in place.

Class	Spectra Fund I	Green Fund I	Analyst Fund I	International Fund I
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.71%	0.85%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.38%	0.46%	4.75%	4.66%
Total Annual Fund Operating Expenses	1.53%	1.42%	5.85%	5.91%
Fee Waiver and/or Expense Reimbursement*	0.28%	0.17%	4.65%	4.51%
Net Expenses	1.25%	1.25%	1.20%	1.40%

*  The Manager has contractually agreed to waive its fee and/or reimburse fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through February 28, 2010 to the extent necessary to limit the total annual fund operating expenses of the Class I Shares of: Spectra Fund to 1.25% of the Fund's average daily net assets; Green Fund to 1.25% of the Fund's average daily net assets; Analyst Fund to 1.20% of the Fund's average daily net assets; and International Fund to 1.40% of the Fund's average daily net assets. The Manager may recoup Advisory Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements waived in previous years.

EXAMPLES

The following examples, which reflect the shareholder fees and operating expenses listed previously, are intended to help you compare the cost of investing in Class I Shares of a Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I Shares of a Fund for the time periods indicated, regardless of whether you redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Spectra Fund*	$127	$456	$808	$1,800
Green Fund*	$127	$433	$760	$1,687
Analyst Fund*	$122	$1,326	$2,510	$5,383
International Fund*	$143	$1,356	$2,547	$5,432
*Absent fee waivers and reimbursements, expenses would be as follows:
Spectra Fund	$156	$483	$834	$1,824
Green Fund	$145	$449	$776	$1,702
Analyst Fund	$583	$1,733	$2,863	$5,607
International Fund	$588	$1,749	$2,889	$5,648

Each Fund may pay the Distributor, Fred Alger & Company, Incorporated, a fee of up to 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. This fee is included in a Fund's 12b-1 fee. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's total return over a 10-year period. The example assumes the following:

•  You invest $10,000 in the Fund and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Spectra Fund	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.25%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.75%	7.35%	11.08%	14.93%	18.92%	23.04%	27.31%	31.73%	36.30%	41.03%
End Investment Balance	$10,375	$10,735	$11,108	$11,493	$11,892	$12,304	$12,731	$13,173	$13,630	$14,103
Annual Expense	$127	$161	$167	$173	$179	$185	$192	$198	$205	$212
Green Fund	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Exp Ratio	1.25%	1.42%	1.42%	1.42%	1.42%	1.42%	1.42%	1.42%	1.42%	1.42%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.75%	7.46%	11.31%	15.30%	19.42%	23.70%	28.13%	32.71%	37.47%	42.39%
End Investment Balance	$10,375	$10,746	$11,131	$11,530	$11,942	$12,370	$12,813	$13,271	$13,747	$14,239
Annual Expense	$127	$150	$155	$161	$167	$173	$179	$185	$192	$199
Analyst Fund	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Exp Ratio	1.20%	5.85%	5.85%	5.85%	5.85%	5.85%	5.85%	5.85%	5.85%	5.85%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.80%	2.92%	2.04%	1.18%	0.32%	-0.54%	-1.38%	-2.22%	-3.05%	-3.88%
End Investment Balance	$10,380	$10,292	$10,204	$10,118	$10,032	$9,946	$9,862	$9,778	$9,695	$9,612
Annual Expense	$122	$605	$600	$594	$589	$584	$579	$574	$570	$565
International Fund	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Exp Ratio	1.40%	5.91%	5.91%	5.91%	5.91%	5.91%	5.91%	5.91%	5.91%	5.91%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.60%	2.66%	1.72%	0.80%	-0.12%	-1.03%	-1.93%	-2.82%	-3.71%	-4.58%
End Investment Balance	$10,360	$10,266	$10,172	$10,080	$9,988	$9,897	$9,807	$9,718	$9,629	$9,542
Annual Expense	$143	$609	$604	$598	$593	$588	$582	$577	$572	$567

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Derivatives

Certain Funds may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.

Investing in emerging markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to operational and other risks as well. Some countries may have restrictions that could limit a Fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

Investment in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Illiquid and Restricted Securities

Each Fund may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. A Fund may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust to be liquid are not subject to this limitation.

Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund will not lend securities to Alger Management or its affiliates.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2008) approximately $6.1 billion in mutual fund assets as well as $2.2 billion in other assets. The Manager makes investment decisions for the Funds and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees of The Alger Funds (the "Trust"). A discussion of the Trustees' basis for approving the advisory contract with respect to each Fund is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2008. The Funds pay the Manager advisory fees at these annual rates based on a percentage of average daily net assets: Green Fund – 0.71%; Analyst Fund – 0.85%; International Fund – 1.00%; and Spectra Fund – 0.90%.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager(s)	Since
Spectra Fund	Patrick Kelly	September 2004
Green Fund	Christopher R. Walsh	Inception (10/19/06)
Analyst Fund	Dan C. Chung	Inception (4/2/07)*
International Fund	Dan C. Chung and Gregory S. Adams	Inception (3/1/07) Inception (3/1/07)

*  Dan C. Chung, the Manager's Chief Investment Officer, is responsible for coordinating and overseeing portfolio allocations by the members of the Manager's analyst team for the Analyst Fund. Each analyst is allocated a percentage of Analyst Fund's total assets, is responsible for the management of that portion of the Fund's portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.

•  Mr. Adams has been employed by the Manager since 2006 and currently serves as Senior Vice President and the Director of Quantitative Research of the Manager. Prior to joining the Manager, Mr. Adams was the Director of Quantitative Research at Lord Abbett & Co. from August 2005 to February 2006. From October 1999 to June 2005, he served as a Managing Director and portfolio manager at Scudder Investments, which was acquired in 2002 by Deutsche Asset Management.

•  Mr. Kelly has been employed by the Manager since 1999 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Chung has been employed by the Manager since 1994 and currently serves as Chief Executive Officer, Chief Investment Officer and portfolio manager.

•  Mr. Walsh has been employed by the Manager since 2001 and currently serves as a Senior Vice President and Senior Analyst.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to each Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund pays the Manager an administrative fee at the annual rate of 0.0275% based on a percentage of the Fund's average daily net assets.

Please see the Shareholder Information section beginning on Page A-1.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER SPECTRA FUND	CLASS I
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.78
Net investment loss (ii)	—
Net realized and unrealized gain (loss) on investments	(1.70)
Total from investment operations	(1.70)
Net asset value, end of period	$7.08
Total return	(19.4)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$81
Ratio of expenses to average net assets	1.25	%(iii)
Ratio of net investment income (loss) to average net assets	0.09%
Portfolio turnover rate	313.46%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 0.28% due to expense reimbursement.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER GREEN FUND	CLASS I
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$5.65
Net investment loss (ii)	—
Net realized and unrealized gain (loss) on investments	(1.13)
Total from investment operations	(1.13)
Distributions from net realized gains	—
Net asset value, end of period	$4.52
Total return	(20.0)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$80
Ratio of expenses to average net assets	1.25	%(iii)
Ratio of net investment loss to average net assets	(0.26)%
Portfolio turnover rate	106.34%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 0.17% due to expense reimbursement.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER ANALYST FUND	CLASS I
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.55
Net investment loss (ii)	—
Net realized and unrealized gain (loss) on investments	(1.99)
Total from investment operations	(1.99)
Distributions from net realized gains	—
Total distributions to Shareholders	—
Net asset value, end of period	$6.56
Total return	(23.3)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$77
Ratio of expenses to average net assets	1.20	%(iii)
Ratio of net investment loss to average net assets	(0.56)%
Portfolio turnover rate	124.91%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 4.65% due to expense reimbursement.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER INTERNATIONAL OPPORTUNITIES FUND	CLASS I
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.87
Net investment income (ii)	—
Net realized and unrealized gain (loss) on investments	(2.50)
Total from investment operations	(2.50)
Dividends and distributions to Shareholders from:
Net investment income	—
Distributions from net realized gains	—
Total dividends and distributions to Shareholders	—
Net asset value, end of period	$6.37
Total return	(28.2)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$72
Ratio of expenses to average net assets	1.40	%(iii)
Ratio of net investment income (loss) to average net assets	0.35%
Portfolio turnover rate	72.00%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 4.51% due to expense reimbursement.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Fund that invests in foreign securities, especially Alger International Opportunities Fund ("International Fund") that primarily invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of a Fund's assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of each Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Short-term money market instruments held by the Funds are generally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Funds. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

All Funds declare and pay dividends and distributions annually. These Funds expect that the annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by a Fund and paid to you may be subject to a maximum tax rate of 15% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Dividends and distributions may differ among classes of shares of a Fund. Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment days. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

Classes of Fund Shares

Each of The Alger Institutional Funds' Alger SmallCap Growth Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund

and Alger Capital Appreciation Institutional Fund offers two classes of shares (Class I and R Shares). The Alger Funds' Alger SMidCap Growth Fund offers four classes of shares (Class A, B, C and I Shares). The Alger Funds' Alger Growth Opportunities Fund offers three classes of shares (Class A, C and I Shares). Each of The Alger Funds II's Alger Spectra Fund, Alger Green Fund, Alger International Opportunities Fund, and Alger Analyst Fund offers three classes of shares (Class A, C and I Shares). Class I and R Shares are offered by this Prospectus. Class A, B and C Shares, which are offered in a separate prospectus, are each subject to a sales charge. Class I and R Shares are offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. Class I Shares are subject to Distribution and/or Shareholder Servicing Fees of 0.25%. Class R Shares are subject to an additional Distribution (12b-1) Fee of 0.50%.

Purchasing and Redeeming Fund Shares

The Funds are an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Funds and/or the Distributor specifically for such orders. Class R Shares are generally not available to retail, traditional, simple and Roth IRAs, Coverdell Educational Savings, SEPs, SAR SEPs, and individual 403(b) and individual 529 tuition accounts.

The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

Exchanges

You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Funds and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Funds and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

Other Purchase and Exchange Limitations

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Funds through an administrator or trustee that maintains a master or "omnibus" account with one or more Funds for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Funds. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.

LIMITATIONS ON EXCESSIVE TRADING

Each of the Funds, except for International Fund, invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis International Fund may invest a significant amount of its assets in securities traded on foreign exchanges for which current New York market closing prices may not be readily available on a daily basis at the time each Fund prices its portfolio and determines its NAV per share. Each Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under "Net Asset Value." As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that the presence of small capitalization and medium capitalization or foreign securities in a Fund's portfolio and other circumstances may invite active in-and-out trading by Fund shareholders, for whatever reason implemented (including the perception that Funds that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater arbitrage opportunities because they are less liquid than securities of larger capitalization issuers or that if the Fund invests primarily in foreign securities, it may be more susceptible to the risk of excessive short-term trading due to the potential for time zone arbitrage). Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the Funds.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the Fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders. In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Institutional Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

OTHER INFORMATION

A Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Fund, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a peercentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of a Fund's assets or 0.50% annually of a Fund's sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to request from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of a Fund, entry into target markets, and/or quality of service.

In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares. Each Fund and its agents reserve the right at any time to: reject or cancel all or any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or suspend, change or withdraw all or any part of the offering made by this prospectus.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC"), approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including certain of the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District

Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases – a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") – were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the Alger Mutual Fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including certain of the Funds, and the current and former Alger Mutual Fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the Funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 992-3362

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger Institutional Funds
P.O. Box 8480
Boston, MA 02260-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about each Fund and its policies, please read the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) its Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

Distributor: Fred Alger & Company, Incorporated
The Alger Institutional Funds
SEC File #811-7986
The Alger Funds
SEC File #811-1355
The Alger Funds II
SEC File #811-1743

NOTES:

ALGER TECHNOLOGY FUND

Class A Shares | Class C Shares

PROSPECTUS

March 1, 2009

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTRODUCTION: ALGER TECHNOLOGY FUND

The investment objective, principal strategy and primary risks of the Fund are discussed below. The Fund has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. The Fund invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. or foreign exchanges or in the over-the-counter market.

The Fund's equity investments are primarily in "growth" stocks. The Fund's investment adviser, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that issuers of growth stocks tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

The Fund's portfolio manager may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Fund may engage in active trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay. The Fund, can leverage, that is, borrow money to buy additional securities.

By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

RISK/RETURN SUMMARY:

Investments, Risks & Performance

Alger Technology Fund ("Technology Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that are principally engaged in the technology sector. A company will be considered to be principally engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, health care or biotechnology.

RISKS: Risks of investing in the Fund are:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Because the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the Fund's investment style and objective, an investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

To the extent that the Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions.

The performance figures for the Fund's Class A Shares in the bar chart and Class A and C Shares in the table below are the historical performance of the Fund's previously-designated Class N Shares. The Fund's Class N Shares were not subject to either a front-end or back-end sales charge. Performance for Class A Shares in the table has been adjusted to include the effect of the front-end sales charge imposed by Class A Shares. Performance of Class C Shares has been adjusted to include the effect of a contingent deferred sales charge imposed by Class C Shares and to reflect the higher operating expense ratio of Class C Shares.

The Fund's single share class, Class N, offered prior to September 24, 2008 without a front-end or back-end sales charge, was redesignated as Class A Shares on that date. The Fund's Class A Shares are generally subject to a front-end sales charge at a maximum rate of 5.25%. Shareholders who were previously Class N shareholders of the Fund whose shares were redesignated as Class A Shares will not be subject to the front-end sales charge generally imposed on Class A shares of the Fund.

In the table below the bar chart, average annual returns for the Fund assume redemption at the end of each period shown and reflect all current applicable sales charges. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares of the Fund. (After-tax returns for the Class C Shares will vary.) These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to the difference in charges and expenses.

The index used in the table is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the index.

•  S&P North America Technology Sector Index: A narrow technology industry-based index.

TECHNOLOGY FUND

ANNUAL TOTAL RETURN FOR CLASS A SHARES* as of December 31 (%)

*  Performance through September 23, 2008 is that of the Fund's Class N Shares, which were redesignated as Class A Shares on September 24, 2008.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 9/1/00)*
Return Before Taxes	-56.06%	-7.33%	-17.54%
Return After Taxes on Distributions	-56.06%	-8.16%	-18.00%
Return After Taxes on Distributions and Sale of Fund Shares	-36.44%	-5.65%	-12.61%
Class C (Inception 9/24/08)†
Return Before Taxes	-54.36%	-6.99%	-17.62%
S&P North America Technology Sector Index	-43.80%	-5.91%	-14.85%

*  Performance through September 23, 2008 is that of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales load, which were redesignated as Class A Shares on September 24, 2008. Before the Fund commenced operations, substantially all of the assets of another investment company advised by the Manager, SM&R Alger Technology Fund, a series of SM&R Investments, Inc., were transferred to the Fund in a tax-free reorganization. The reorganization occurred on December 7, 2007. The performance figures for the Fund's Class N Shares include the performance of the SM&R Alger Technology Fund's Class A Shares prior to that date, which has been adjusted to remove the front-end sales load imposed by Class A Shares of SM&R Alger Technology Fund.

†  Performance through September 23, 2008 is that of the Fund's Class N Shares adjusted to reflect the contingent deferred sales load and higher operation expenses of Class C Shares.

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2008 and adjusted for fees currently in place.

	Shareholder Fees (fees paid directly from your investment)				Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class	Maximum sales charge (load) on purchases as a % of offering price	Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	Redemption Fee* as a % of amount redeemed	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement**	Net Expenses
Technology Fund	A C	5.25%† None	None 1.00%	2.00% 2.00%	0.81% 0.81%	0.25% 1.00%	6.77% 16.60%	7.83% 18.41%	6.43% 16.26%	1.40% 2.15%

*  The Fund will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

**  The Manager has contractually agreed to waive its fee and/or reimburse fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through February 28, 2010 to the extent necessary to limit the total annual fund operating expenses of the Class A Shares of Technology Fund to 1.40% of the Fund's average daily net assets and the Class C Shares of Technology Fund to 2.15% of the Fund's average daily net assets. The Manager may recoup Management Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements waived in previous years.

†  Class N shareholders of the Fund whose shares are redesignated as Class A Shares of the Fund will not be subject to a sales charge in connection with additional purchases of Class A Shares of the Fund.

EXAMPLES

The following examples, which reflect the shareholder fees and operating expenses listed previously, are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The first example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The second example reflects the same assumptions except that redemption is not assumed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares:

		1 YEAR	3 YEARS	5 YEARS	10 YEARS
Technology	A*	$660	$2,154	$3,565	$6,756
Fund	C*	$318	$3,514	$5,986	$9,786

* Absent fee waivers and reimbursements, expenses with redemptions would be as follows:

Technology	A	$1,256	$2,658	$3,981	$6,974
Fund	C	$1,818	$4,493	$6,573	$9,773

You would pay the following expenses if you did not redeem your shares:

Technology	A*	$660	$2,154	$3,565	$6,756
Fund	C*	$218	$3,514	$5,986	$9,786

* Absent fee waivers and reimbursements, expenses without redemptions would be as follows:

Technology	A	$1,256	$2,658	$3,981	$6,974
Fund	C	$1,718	$4,493	$6,573	$9,773

The Fund may pay the Distributor, Fred Alger & Company, Incorporated, a fee of up to 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. This fee is included in the Fund's 12b-1 fee, which otherwise varies by class. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's total return over a 10-year period. The example assumes the following:

•  You invest $10,000 in the Fund and hold it for the entire 10-year period;

•  Your investment has a 5% return before expenses each year; and

•  The maximum initial sales charge is applied.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Technology Fund	A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.40%	7.83%	7.83%	7.83%	7.83%	7.83%	7.83%	7.83%	7.83%	7.83%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		-1.65%	-4.43%	-7.14%	-9.77%	-12.32%	-14.80%	-17.21%	-19.55%	-21.83%	-24.04%
End Investment Balance		$9,816	$9,538	$9,268	$9,006	$8,751	$8,504	$8,263	$8,029	$7,802	$7,581
Annual Expense		$660	$758	$736	$715	$695	$676	$656	$638	$620	$602
Technology Fund	C	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		2.15%	18.41%	18.41%	18.41%	18.41%	18.41%	18.41%	18.41%	18.41%	18.41%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		2.85%	-10.94%	-22.88%	-33.23%	-42.18%	-49.93%	-56.65%	-62.46%	-67.50%	-71.85%
End Investment Balance		$10,285	$8,906	$7,712	$6,677	$5,782	$5,007	$4,335	$3,754	$3,250	$2,815
Annual Expense		$218	$1,767	$1,530	$1,324	$1,147	$993	$860	$745	$645	$558

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Derivatives

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.

Investing in emerging markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

Investment in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Illiquid and Restricted Securities

The Fund may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. The Fund may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust to be liquid are not subject to this limitation.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund will not lend securities to Alger Management or its affiliates.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, the Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/08) approximately $6.1 billion in mutual fund assets as well as $2.2 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews its investment program. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving the advisory contract is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2008. The Fund pays the Manager an advisory fee at the annual rate of 0.81% of average daily net assets.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager(s)	Since
Technology Fund	Dan C. Chung	Inception (12/7/07)*

*  Dan C. Chung served as the portfolio manager of SM&R Alger Technology Fund, the Fund's Predecessor Fund, since its inception (9/1/00), and has continued to serve as the Fund's portfolio manager since the Predecessor Fund's reorganization was completed on 12/7/07.

•  Mr. Chung has been employed by the Manager since 1994 and currently serves as Chief Executive Officer, Chief Investment Officer and portfolio manager.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the

Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays the Manager an administrative fee at the annual rate of 0.0275% based on a percentage of the Fund's average daily net assets.

Please see the Shareholder Information section beginning on page A-1.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund's Class N Shares were redesignated as Class A Shares on September 24, 2008. Information in the table with respect to the Fund's Class A Shares prior to September 24, 2008 is that of the Class N Shares.

Class A and Class B Shares of SM&R Alger Technology Fund were reorganized into Class N Shares of the Fund on December 7, 2007. The total returns in the table include the rate that an investor would have earned or lost on an investment in Class A Shares of the Fund (and Class A Shares of SM&R Alger Technology Fund prior to December 7, 2007) (assuming reinvestment of all dividends and distributions). The information for the period September 1, 2007 to December 7, 2007 and for fiscal years ending August 31, 2007 and 2006 in the table below was audited by BKD, LLP, the SM&R Fund's independent registered public accounting firm, whose report is included in the SM&R Fund's August 31, 2007 annual report to shareholders, which is incorporated by reference in the Fund's Statement of Additional Information. For all fiscal years prior to August 31, 2006, the financial information in the table was audited by the SM&R Fund's former auditors. This information should be read in conjunction with the financial statements and notes thereto included in the SM&R Fund's August 31, 2007 annual report to shareholders, which is also available upon request. Subsequent to the reorganization of Technology Fund and SM&R Alger Technology Fund, the Fund changed its fiscal year end to October 31st.

Information for the period from December 8, 2007 to October 31, 2008 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER TECHNOLOGY FUND (i) (formerly Spectra Technology Fund)	CLASS A SHARES
	For the Period 12/8/07 to 10/31/08 (iv)(vi)		For the Period 9/1/07 to 12/7/07 (iv)
Net asset value, beginning of period	$3.41		$4.10
Net investment loss	(0.03	)(vii)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.63)		0.39
Total from investment operations	(1.66)		4.48
Distributions from net realized gains	—		(1.07)
Net asset value, end of period	$1.75		$3.41
Total return (ii)	(52.2)%		9.84%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$447		$682
Ratio of expenses to average net assets	1.40	%(iii)	1.83	%(v)
Ratio of net investment loss to average net assets	(1.14)%		(1.44)%
Portfolio turnover rate	202.06%		74.72%

(i)  The Technology Fund commenced operations on December 8, 2007. Financial Highlights prior to the commencement of operations are those of the Class A shares of its predecessor fund, SM&R Alger Technology Fund.

(ii)  Does not include the effect of sales charge.

(iii)  Amount has been reduced by 6.43% due to expense reimbursement.

(iv)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(v)  Amount has been reduced by 3.72% due to expense reimbursement.

(vi)  Redesignated from Class N Shares to Class A Shares on September 24, 2008.

(vii)  Amount was computed based on average shares outstanding during the period.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER TECHNOLOGY FUND (i) (formerly Spectra Technology Fund)	CLASS A SHARES
	Year ended 8/31/07		Year ended 8/31/06		Year ended 8/31/05		Year ended 8/31/04		Year ended 8/31/03
Net asset value, beginning of period	$3.08		$3.02		$2.43		$2.59		$1.67
Net investment loss	(0.07)		(0.05)		(0.04)		(0.06	)(vii)	(0.04	)(vii)
Net realized and unrealized gain (loss) on investments	1.09		0.11		0.63		(0.10)		0.96
Total from investment operations	1.02		0.06		0.59		(0.16)		0.92
Net asset value, end of period	$4.10		$3.08		$3.02		$2.43		$2.59
Total return (ii)	33.12%		1.99%		24.28%		(6.18)%		55.09%
RATIOS (IN PERCENTAGES)/ SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$844		$870		$798		$586		$449
Ratio of expenses to average net assets	1.94	%(iii)	2.02	%(iv)	2.10	%(v)	2.10	%(vi)	2.10	%(viii)
Ratio of net investment loss to average net assets	(1.52)%		(1.75)%		(1.36)%		(1.97)%		(1.84)%
Portfolio turnover rate	121.18%		127.07%		269.32%		215.21%		291.66%

(i)  The Technology Fund commenced operations on December 7, 2007. Financial Highlights prior to the commencement of operations are those of the Class A shares of its predecessor fund, SM&R Alger Technology Fund.

(ii)  Does not include the effect of sales charge.

(iii)  Amount has been reduced by 1.90% due to expense reimbursement.

(iv)  Amount has been reduced by 2.43% due to expense reimbursement.

(v)  Amount has been reduced by 4.19% due to expense reimbursement.

(vi)  Amount has been reduced by 4.05% due to expense reimbursement.

(vii)  Amount was computed based on average shares outstanding during the period.

(viii)  Amount has been reduced by 9.36% due to expense reimbursement.

THE ALGER FUNDS II

Financial Highlights For a share outstanding throughout the year

ALGER TECHNOLOGY FUND (formerly Spectra Technology Fund)	CLASS C
	From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$2.29
Net investment loss (ii)	—
Net realized and unrealized gain (loss) on investments	(0.56)
Total from investment operations	(0.56)
Net asset value, end of period	$1.73
Total return (iii)	(24.5)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$8
Ratio of expenses to average net assets	2.15	%(iv)
Ratio of net investment loss to average net assets	(2.04)%
Portfolio turnover rate	202.06%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Does not reflect the effect of sales charges.

(iv)  Amount has been reduced by 16.26% due to expense reimbursement.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV for the Fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on weekends and national holidays. It may close on other days from time to time.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. If the Fund invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of the Fund's assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of the Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Purchasing and Redeeming Fund Shares

Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that may apply. You can purchase or redeem shares on any day the NYSE is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase, Automatic Investment Plan, or online, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Fund may reject any purchase order. Share certificates are not issued for shares of the Fund.

If you redeem shares, by sale or exchange, of the Fund within 30 days of purchase (including purchase by exchange), the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Automatic Investment Plan or Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interest of the Fund.

Dividends and Distributions

The Fund declares and pays dividends and distributions annually. The Fund expects that the annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by the Fund and paid to you may be subject to a maximum tax rate of 15% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Dividends and distributions may differ among classes of shares of the Fund.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

Classes of Fund Shares

Alger Technology Fund offers three classes of shares (Class A, C and I Shares). Class A and C Shares are offered in this prospectus. Class I Shares are offered only to institutional investors in a separate prospectus. Shares of classes A and C are subject to sales charges. The differences among the classes are described in the following charts:

Sales Charges

Class A Shares

When you buy Class A Shares you may pay the following sales charge:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Asset Value	Dealer Allowance as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 - $49,999	4.50%	4.71%	4.25%
$50,000 - $99,999	4.00%	4.17%	3.75%
$100,000 - $249,999	3.50%	3.63%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $749,999	2.00%	2.04%	1.75%
$750,000 - $999,999	1.50%	1.52%	1.25%
$1,000,000 and over	*	*	1.00%

*  Purchases of Class A Shares which, when combined with current holdings of Class A Shares of the Alger Family of Funds offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

In calculating a CDSC, the Funds assume first, that the redemption is of shares, if any, that are not subject to any CDSC.

Distribution and/or Service (12b-1) Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows Class A Shares to pay a 0.25% fee out of its assets on an ongoing basis for distribution and shareholder services provided to Class A shareholders. These fees will increase the cost of your investment in Class A Shares, and may cost you more than paying other types of sales charges.

Maximum Investment Amount:

No maximum investment limit.

Minimum Investment Amount:

See table on page A-5.

Class C Shares

There is no sales charge when you buy Class C Shares.
When you redeem Class C Shares, you may pay the following CDSC:

Years Shares Were Held	Contingent Deferred Sales Charge (CDSC)
Less than one	1%
One or more	0%

In calculating a CDSC, the Fund assumes, first, that the redemption is of shares, if any, that are not subject to any CDSC and, second, that the remaining shares redeemed are those that are subject to the lowest charge.

Under certain circumstances, the above requirements may be waived. These circumstances are discussed below and in the applicable Statement of Additional Information.

Distribution and/or Service (12b-1) Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows Class C Shares to pay a 1.00% fee on an ongoing basis for distribution and shareholder services provided to Class C shareholders. These fees will increase the cost of your investment in Class C Shares and may cost you more than paying other types of sales charges

Maximum Investment Amount: $999,999

Minimum Investment Amount:

See table below.

Minimum Investments: the following minimums apply to an account in any Fund, whether invested in Class A or Class C shares.

	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

Waivers of Sales Charges

No initial sales charge (Class A) or CDSC (Classes A or C) is imposed on purchases or redemptions (1) by (i) employees of the Distributor and its affiliates, (ii) Individual Retirement Accounts ("IRAs"), Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by the Manager, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which the Distributor or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, and their immediate families, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a financial institution as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001; (11) by shareholders of Alger China-U.S. Growth Fund ("China Fund") as of January 21, 2005 purchasing Class A Shares for their existing accounts; and (12) by shareholders of Class N Shares as of September 23, 2008 purchasing Class A Shares of the Alger Family of Funds.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.

Any CDSC which otherwise would be imposed on redemptions of shares of the Fund will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an IRA following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders of record as of January 21, 2005 of the undesignated single class of shares of China Fund may purchase Class A Shares of China Fund for their existing accounts at net asset value without the imposition of a sales charge. Class N shareholders as of September 23, 2008 will not be subject to initial sales charges in connection with additional purchases of Class A Shares of the Alger Family of Funds.

Under the Reinvestment Privilege, a shareholder who has redeemed shares in a Fund account may reinvest all or part of the redemption proceeds in shares of the same class of the same Fund in the same account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

Reduced Sales Charges

In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in Class A shares may be eligible for a reduced sales charge. Information on reduced sales charges is posted on the Funds' website, www.alger.com. Shares of Money Market Fund are offered without a sales charge.

When purchasing Class A shares, when the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a reduced front-end sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would be charged a front-end sales charge of 5.25%, while a purchase of $25,000 would be charged a front-end sales charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A shares. The greater the investment, the greater the reduction in the sales charge.

A reduced sales charge is also available to Class A investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A Letter of Intent ("LOI") allows the Class A investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of shares of all classes of the Funds in the Alger Family of Funds offered with a sales charge over the following 13 months. At the investor's request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the total LOI amount. Further details are in the applicable Statement of Additional Information.

A third way that an investor in Class A shares may be eligible for a reduced sales charge is by reason of Rights of Accumulation ("ROA"). With ROA, Class A shares of the Fund may be purchased by "any person" (as defined in the immediately preceding paragraph) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of all classes of the Funds in the Alger Family of Funds offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

INVESTMENT INSTRUCTIONS

To Open an Account:

BY MAIL: The Fund does not accept cash or cash alternatives for fund purchases. Make checks payable to "The Alger Funds." Visit the Funds' website to download a prospectus and New Account Application at www.alger.com, or call (800) 992-3863 to receive an application via U.S. mail. Mail your completed application and check to the Fund's transfer agent:

Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

Overnight mail is to be sent to the Fund's transfer agent at the following address:

Boston Financial Data Services, Inc.
Attn: The Alger Funds
30 Dan Road
Canton, MA 02021

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Attn: The Alger Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services at (800) 992-3863 for details.

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Complete the Automatic Investment Plan option on your account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

ONLINE: You can open a new account online. Go to www.alger.com and follow the online instructions. Please be sure to first read the Fund prospectus before investing.

To Make Additional Investments in an Existing Account:

BY MAIL: Complete and return the Invest by Mail slip attached to your Alger Funds Statement and return the slip with your investment to:

Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form available at www.alger.com, or call (800) 992-3863 to receive the form by mail. Your purchase request will be processed at the NAV next calculated after it is received and the funds will be transferred from your designated bank account to your Fund account normally within one business day. Call (800) 992-3863 to initiate a TelePurchase.

WIRE: Have your bank wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services, Inc. at (800) 992-3863 for details.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Alger Family of Funds' Automatic Investment Plan allows you to make automatic purchases on the day of the month that you select. Fill out the appropriate information on the New Account Application or return the Additional Services Form available at www.alger.com or call (800) 992-3863 to receive the form by mail. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund Account. Call (800) 992-3863 for a Payroll Savings Plan Form or download it at www.alger.com.

*Not available for Retirement Plans

ONLINE: You can purchase additional shares in an existing Fund account. Go to www.alger.com and follow the online instructions.

To Exchange Shares of the Fund:

BY TELEPHONE OR ONLINE: You can exchange shares of the Fund for the same class of shares of another Fund in the Alger Family of Funds, subject to certain restrictions. You can go to www.alger.com, login to access your account, and follow the online instructions, or call (800) 992-3863 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of one class may not be exchanged for shares of another class. Alger Money Market Fund ("Money Market Fund") shares acquired by direct purchase may be exchanged for Class A, B or C Shares of another Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Money Market Fund shares.

AUTOMATICALLY: The Alger Family of Funds' Automatic Exchange Plan allows you to exchange a specified amount from your Money Market Fund account into one or more of the other Funds on the day of the month you select. The minimum monthly exchange amount is $50 per Fund.

When exchanging in and out of Money Market Fund, your confirmations and account statements will include a share class designation next to your shares of Money Market Fund solely for operational reasons. This share class designation corresponds to the share class in the other Fund that is being acquired by exchange, or that was originally purchased in the other Fund prior to exchange into Money Market Fund, and which shall be either Class A, Class B, or Class C. Similarly, direct investments that you make in Money Market Fund require that you assign a share class designation – either Class A, Class B or Class C – to those shares solely for operational reasons for purposes of tracking exchanges.

The period of time during which an investor holds shares of Alger Money Market Fund that have been acquired in exchange for shares of any other Fund will not be counted towards the holding period for purposes of calculating a CDSC, if applicable. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. For more information, call the Funds' toll-free at (800) 992-3863 or consult the applicable Statement of Additional Information (see back cover of this prospectus).

To Redeem Shares of the Fund:

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc., Attn: The Alger Funds which includes:

•  account number

•  Fund name (and class, if applicable)

•  number of shares or dollar amount of redemption

•  where to send the proceeds

•  signature(s) of registered owner(s)

•  a signature guarantee is required if

   •  your redemption is for more than $25,000; or

   •  you want the check sent to a different address than the one we have on file; or

   •  you want the check to be made payable to someone other than the registered owners we have on file; or

   •  you have changed your address on file within the past 30 days.

BY TELEPHONE*: Call (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 30 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TeleRedemption (minimum $500, maximum $50,000) is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. Your redemption request will be processed at the NAV next calculated after it is received and the funds will be transferred to your bank account normally within two business days. Shares issued in certificate form are not eligible for this service.

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records. Fed wire requests to a bank account not previously designated on the Fund's records must be made in writing, and require a signature guarantee.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000 at the time you begin participation in the Plan, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

ONLINE: You can redeem shares from an existing Fund account. Go to www.alger.com and follow the online instructions.

To speak to an Alger Family of Funds Representative call (800) 992-3863

Web address: www.alger.com

Representatives are available to assist you with any questions you may have.

Signature Guarantee is a guarantee by a financial institution that your signature is authentic. The financial institution accepts liability for any forgery or fraud if the signature it guarantees proves to be counterfeit. It is an ideal means to protect investors and their assets. A notarization by a Notary Public is not an acceptable substitute.

LIMITATIONS ON EXCESSIVE TRADING

The Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis. The Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under "Net Asset Value." Additionally, early redemption (including by exchange) of the Fund's shares is subject to a redemption fee. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that the presence of small capitalization and medium capitalization securities and/or foreign securities in the Fund's portfolio and other circumstances may invite active in-and-out trading by Fund shareholders, for whatever reason implemented (including the perception that that Funds that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater opportunities because they are less liquid than securities of larger capitalization issuers or that if the Fund invests primarily in foreign securities, it may be more susceptible to the risk of excessive short-term trading due to the potential for time zone arbitrage). Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio manager, interfere with the efficient management of the Fund, increase the Fund's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Fund. The redemption fee, as described herein, is expected to discourage frequent in-and-out trading in Fund shares.

The Trustees have determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the Fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. This agreement must be approved by the Fund's Chief Compliance Officer.

The Trustees periodically review a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Fund and the Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Plan Administrator") that maintains a master or "omnibus" account with one or more Funds for trading on behalf of retirement plans and their participants, the Plan Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Plan Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Fund through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of the Fund's assets or 0.50% annually of the Fund's sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.

Redemptions by the Fund. If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below the minimum initial investment amount for three consecutive months as a result of redemptions or exchanges (excluding Trust sponsored retirement accounts), the Fund may redeem all your Fund shares within your account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount or by using the Automatic Investment Plan.

If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

The Fund and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Modify any terms or conditions of purchase of shares of the Fund;

Reject or cancel any request to establish Automatic Investment Plan or the Systematic Withdrawal Plan options on the same account; or

Suspend, change or withdraw all or any part of the offering made by this prospectus.

Householding. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the Fund. Call an Alger Funds Representative at (800) 992-3863 if you need additional copies of financial reports or prospectuses, or download them at www.alger.com. If you do not want the mailing of these documents to be combined with those for other members of your household, contact The Alger Funds in writing at Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual funds industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Fund that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Fund.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing,concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases – a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") – were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, and the current and former Fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 254-3796

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

BY INTERNET:  Text versions of Fund documents can be downloaded from the following sources:

  •  The Fund: http://www.alger.com

  •  SEC (EDGAR data base): www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Fund's Statement of Additional Information, which is incorporated by reference into (is legally made a part of) its Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

QUARTERLY FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.

ALGER ELECTRONIC DELIVERY SERVICE

The Fund provides you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds' website. To sign up for this free service, enroll at www.icsdelivery.com/alger.

Distributor: Fred Alger & Company, Incorporated
The Alger Funds II
SEC File #811-1743

STATEMENT OF ADDITIONAL INFORMATION	March 1, 2009

The Alger Funds II

Class A
Class C
Class I

The Alger Funds II (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that offers interests in the following five Funds:

* Alger Spectra Fund

* Alger Green Fund

* Alger Analyst Fund

* Alger International Opportunities Fund

* Alger Technology Fund

Each of Alger Spectra Fund (“Spectra Fund”), Alger Green Fund (“Green Fund”), Alger Analyst Fund (“Analyst Fund”), Alger International Opportunities Fund (“International Fund”), and Alger Technology Fund (“Technology Fund”), offers three classes of shares (Class A, C and I shares).  Class I shares are offered only to institutional investors.  Technology Fund is closed to new investments and will be liquidated on or about April 30, 2009.

The Trust’s financial statements for the year ended October 31, 2008 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Prospectus dated March 1, 2009,  for the Class A and Class C shares of the Funds, and the Prospectus dated March 1, 2009,  for the Class I shares of the Funds. It should be read together with the applicable Prospectus which may be obtained free of charge by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Alger Family of Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 992-3863, or at the Trust’s website at http://www.alger.com.

** GRAPHIC **

CONTENTS

The Funds	2
Investment Strategies and Policies	2
Net Asset Value	18
Classes of Shares	19
Purchases	19
Redemptions	23
Exchanges and Conversions	25
Management	26
Code of Ethics	33
Taxes	33
Dividends	34
Custodian and Transfer Agent	35
Certain Shareholders	35
Organization	38
Proxy Voting Policies and Procedures	40
In General	42
Financial Statements	42
Appendix	43

THE FUNDS

Spectra Fund

The Fund invests primarily in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

Green Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size that, in the opinion of the Manager, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential.  The Fund will not change this policy without 60 days’ notice to shareholders.

Analyst Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund will not change this policy without 60 days’ notice to shareholders. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

International Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. The Fund will not change this policy without 60 days’ notice to shareholders.  The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies..

Technology Fund

Technology Fund is closed to new investments and will be liquidated on or about April 30, 2009.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that are principally engaged in the technology sector. The Fund will not change this policy without 60 days’ notice to shareholders.  A company will be considered to be principally engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, healthcare or biotechnology.

INVESTMENT STRATEGIES AND POLICIES

Certain Securities and Investment Techniques

The Prospectus discusses the investment objectives of the Funds and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

In General

All of the Funds seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic, or in the case of International Fund, foreign stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.

In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

Alger Management’s investment strategies utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds’ portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by other stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, having improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio’s objectives. The Funds’ portfolio turnover rates may vary significantly from year to year as a result of the Funds’ investment process.

There is no guarantee that a Fund’s investment objective will be achieved.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

•                             high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•                             commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•                             short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•                             repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Small Capitalization Investments

Certain companies in which a Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Convertible Securities

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

U.S. Government Obligations

Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Farm Credit Bank, the Small Business Administration, Federal Housing Administration, and Maritime

Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations

These are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks, dealers and clearing corporations with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Firm Commitment Agreements and When-Issued Purchases

Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Equity-Linked Notes

Each Fund may invest in equity-linked notes. These are notes, typically issued by financial institutions or special purpose entities, whose performance is tied to a foreign equity security or a basket or index of foreign equity securities; the principal payable at maturity is based on the current price of the linked security, basket or index. Equity-linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.

Restricted and Illiquid Securities

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would other wise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Fund to bear the expense of registration.

Each Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the “SEC”) specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the Funds’ adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees’ oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

Each Fund may invest 15% of its net assets in illiquid securities, which are securities (i.e. stocks, bonds or commodities) that cannot be sold or disposed of in the ordinary course of business, within seven days, at the approximate price the Fund used to value the security when the net asset value of the Fund was calculated. An illiquid security does not have an active secondary market, is not widely traded, and is difficult to sell in the ordinary course of business at fair value. In other words, they cannot be readily converted into cash because there is no ready market. Illiquid securities may be subject to liquidity risk, which is the risk that under certain circumstances particular investments may be difficult to sell at an advantageous price. There is also the risk that the securities cannot be sold without potentially suffering a sizable loss.  Illiquid securities include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

Each Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Additionally, Spectra Fund may enter into short sales of securities that it does not own.  In order to engage in a short sale, the Fund arranges with a broker to borrow the security being sold short.  The Fund must deposit collateral, consisting of cash or marketable securities, with the broker to secure the Fund’s obligation to replace the security, and segregate liquid assets so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short.  In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open.  In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement.  If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position.  If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than these costs.

Lending of Fund Securities

Each Fund may lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Funds’ Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Foreign Securities

Spectra Fund may invest up to 20%, and each other Fund may invest up to 100%, of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Debt Securities

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Derivative Transactions

Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this SAI.

Futures Transactions-In General

Each Fund may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. The Funds may also borrow money (leverage) for the purchase of additional securities. They may borrow only from banks and may not borrow in excess of one-third of the market value of total Fund assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the net asset value of these Funds to be more volatile than the net asset value of a fund that does not engage in these activities.

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

A Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund’s net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.

Successful use of futures by a Fund also is subject to Alger Management’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. A Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

A Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

A Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

A Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Funds may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Fund will not sell options that are not covered. A call option written by a Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is “covered” if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund’s total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.

Stock Index Futures and Options on Stock Index Futures

If a Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, a Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Foreign Currency Transactions. Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. The currency exposure of the Fund’s portfolio typically will be unhedged to the U.S. dollar.

Foreign currency transactions may involve, for example, a Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund’s success in these transactions may depend on the ability of Alger Management to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Swap Transactions. Each Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called “swaptions.”

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Funds are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alger Management is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

A Fund will enter into swap agreements only when Alger Management believe it would be in the best interests of the Fund to do so. In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines).

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Alger Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Alger Management’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Borrowing

All of the Funds may borrow from banks for temporary or emergency purposes. In addition, each Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. A Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Exchange-Traded Funds

To the extent otherwise consistent with their investment policies and applicable law, each Fund may invest in “exchange-traded funds” (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in these Funds’ investment strategies.

Investment Restrictions

The investment restrictions numbered 1 through 8 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. Each of the Funds’ investment objectives is a non-fundamental policy, which may be changed by the Board of Trustees at any time. For each Fund:

1. Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

5. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

8.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested in securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Fund’s total assets).

Except in the case of the percent limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Funds’ other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U. S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions.

Debt securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that Fund transactions will generally be executed through Fred Alger & Company, Incorporated (“Alger, Inc.”), a registered broker-dealer, if, in the judgment of Alger Management the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management’s fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds.

During the fiscal year ended October 31, 2006, Spectra Fund paid an aggregate of approximately $1,050,034 in brokerage commissions, of which approximately $511,014 was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal years ended October 31, 2007 and 2008 are listed in the table below for all series of the Trust that had commenced investment operations at that time. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

Broker Commissions for 2007

		Paid to Alger Inc.
			% of Broker age Commissions paid	% of Dollar Amount of Transaction Effected
	Total		to	through	Soft Dollar Transactions
	paid by	Dollar	Alger	Alger	Value of
	the Fund	Amount	Inc.	Inc.	Transactions	Commisssions
Spectra Fund	$1,149,770	$583,422	50.74%	61.53%	$109,393,950	$146,233
Green Fund	$24,765	$11,027	44.53%	47.07%	$812,216	$1,028
Analyst Fund	$3,729	$1,308	35.08%	28.05%	$49,409	$69
International Fund	$954	$553	57.86%	43.43%	$74,145	$75
Technology Fund	N/A	N/A	N/A	N/A	N/A	N/A

Broker Commissions for 2008

		Paid to Alger Inc.
			% of Brokerage Commissions paid	% of Dollar Amount of Transaction effected
	Total		to	through	Soft Dollar Transactions
	paid by	Dollar	Alger	Alger	Value of
	the Fund	Amount	Inc.	Inc.	Transactions	Commisssions
Spectra Fund	$1,935,531	$659,987	34.10%	46.00%	$167,026,742	$199,623
Green Fund	$75,632	$30,831	40.76%	41.56%	$5,626,758	$7,002
Analyst Fund	$5,499	$1,782	32.41%	22.37%	$6,694	$6
International Fund	$13,377	$538	4.02%	5.71%	$12,547	$22
Technology Fund	$3,378	$670	19.83%	19.34%	$186,489	$381
	$2,033,417	$693,808	34.12%	45.60%	$172,859,230	$207,034

Disclosure of Portfolio Holdings

Each Fund provides its portfolio holdings on a daily basis, with no lag, to each of Factset, Thompson Reuters, Pershing LLC and Bloomberg. The Fund has ongoing arrangements to provide its portfolio holdings to each of Morningstar, Lipper and Standard & Poor’s. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders.

NET ASSET VALUE

The price of one share of a class is based on its “net asset value.” The net asset value is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.

Purchases for the Funds will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, securities are valued at a price within the bid and asked price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent is obtained from one or more of the major market makers for the securities to be valued. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees. Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

The valuation of money market instruments with maturities of 60 days or less held by the Funds is based on their amortized cost which does not take into account unrealized capital gains or losses.  Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

CLASSES OF SHARES

Each Fund offers three classes of shares (Class A, Class C and Class I shares). Class I shares are offered only to institutional investors. Class A Shares are generally subject to a front-end load, and Class C Shares are generally subject to a contingent deferred sales charge. Class I Shares are not subject to sales charges of either kind. Each of these classes of shares is subject to distribution and/or service fees. Class N shareholders of the Funds whose shares were redesignated as Class A shares on September 24, 2008 are not subject to a front-end load on purchases of additional Class A shares of the Funds.

Class A Shares

From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

PURCHASES

Shares of the Funds are offered continuously by the Trust and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the “Distribution Agreement”). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Trust is an “affiliated person,” as defined in the Act, of the Trust and of Alger Inc.

The Funds do not accept cash or cash equivalents for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund’s securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Confirmations and Account Statements

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

Distribution Plans

As stated in the Prospectus, in connection with the distribution and shareholder servicing activities of Alger Inc. in respect of the Funds’ Class A, C and I Shares, respectively, the Trust has adopted plans (each a “Plan”) pursuant to Rule 12b-1 under the Act. Shareholders of each Class of each Fund adopted a Plan, or approved an amendment to their Classes’ Plan, between January and September of 2007, or when the Class commenced operations, if later.

Each Plan also authorizes the Trust to pay Alger Inc., on behalf of each Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class A, Class C or Class I Shares, as the case may be, of a Fund, and such fee shall be charged only to that Class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.

Pursuant to the Plan for Class C Shares, each Fund pays an annual fee of 1.00% of its Class C Shares’ average daily net assets to Alger Inc. In addition to the 0.25% shareholder servicing fee, Alger Inc. is paid a 0.75% fee for providing distribution services including, but not limited to, organizing and conducting sales seminars, advertising programs, payment of finders’ fees, printing of prospectuses and SAIs and reports for potential investors, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based charges or as payments of commissions, and the costs of administering a Plan. No excess distribution expense is carried forward to subsequent years under the Class A or Class C Plans.

Under the Class C Plan, a portion of the distribution fee, sometimes described as an “asset-based sales charge,” allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class C shares of the Funds. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 1% of the amount invested in Class C Shares, and pays the asset-based sales charge as an ongoing commission to dealers on Class C Shares that have been outstanding for more than a year. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc.

On September 24, 2008, the Class N Shares were redesignated as Class A Shares, and the Class N Plan was redesignated as the Class A Plan.  During the fiscal year ended October 31, 2008, the Funds paid Alger Inc. for distribution services under provisions of the Class N Plan through September 24, 2008, and the Class A Plan thereafter, as follows:

Fund	Fees Paid
Spectra Fund	$688,287
Green Fund	$63,696
Analyst Fund	$5,641
International Fund	$8,337
Technology Fund	$1,455

During the fiscal year ended October 31, 2008, the Funds paid Alger Inc. for distribution services under the provisions of the Class C Plan, as follows:

Fund	Fee Paid
Spectra Fund	$87
Green Fund	88
Analyst Fund	83
International Fund	79
Technology Fund.	9

During the fiscal year ended October 31, 2008, the Funds paid Alger Inc. for distribution services under the provisions of the Class I Plan, as follows:

Fund	Fee Paid
Spectra Fund	$21
Green Fund	21
Analyst Fund	21
International Fund	19
Technology Fund.	2

Alger Inc. has acknowledged that payments under the Plans are subject to the approval of the Board of Trustees and that no Fund is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (“Independent Trustees”). A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the class of shares of any Fund to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than 30 days’ written notice to any other party to the Plan. If a Plan is terminated, or not renewed with respect to any one or more Funds, it may continue in effect with respect to the class of shares of any Fund as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Alger Inc.’s selling expenses during the fiscal year ended October 31, 2008 were as follows:

Class A Shares

	Spectra Fund	Green Fund	Analyst Fund	International Fund	Technology Fund				Total
Advertising & Promotion	$57,360	$39,526	$3,369	$1,066	$320				$101,641
Compensation to Dealers	190,853	27,054	1,390	6,069	2,904				228,270
Compensation to Sales Personnel	146,720	42,901	19,027	3,822	654				213,124
Printing	5,802	1,677	1,411	127	25				9,042

Total Selling Expenses	$400,735	$111,158	$25,197	$11,084	$3,902	—	—	—	$552,077

Class C Shares

	Spectra Fund	Green Fund	Analyst Fund	International Fund	Technology Fund				Total
Advertising & Promotion	$79	$78	$78	$78	—				$313
Compensation to Dealers	—	—	—	—	—				—
Compensation to Sales Personnel	266	258	258	258	—				1,039
Printing	6	6	6	6	—				25

Total Selling Expenses	$351	$342	$342	$342	—	—	—	—	$1,376

Class I Shares

	Spectra Fund	Green Fund	Analyst Fund	International Fund	Technology Fund				Total
Advertising & Promotion	$78	$100	$78	$78					$334
Compensation to Dealers	—	—	—	—					—
Compensation to Sales Personnel	258	368	258	258					1,141
Printing	6	9	6	6					28

Total Selling Expenses	$342	$477	$342	$342	—	—	—	—	$1,503

Expenses of the Funds

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class A, Class C and Class I of each Fund may pay Alger Inc. for expenses incurred in distributing shares of that class and each such Fund may compensate Alger Inc. for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Fund or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be paid by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

Purchases Through Processing Organizations

You can purchase and redeem shares through a “Processing Organization,” which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Trust may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on a Fund’s behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Funds for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.

TelePurchase Privilege (Class A, and C)

The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase request from the shareholder to purchase shares. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

Automatic Investment Plan (Class A and C)

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in the case of insufficient funds. A shareholder’s Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Transfers from your bank account to a Trust-sponsored retirement account are considered current-year contributions. If the day of the month you select falls on a weekend or a NYSE holiday, the purchase will be made on the next business day. Class A Share purchases will remain subject to the initial sales charge.

Automatic Exchange Plan (Class A and C)

There is no charge to shareholders for this service. A shareholder’s Automatic Exchange Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. If the automatic exchange amount exceeds the account balance in your Alger Money Market Fund account (a series of The Alger Funds), any remaining balance in Alger Money Market Fund will be exchanged. Shares held in certificate form are not eligible for this service. Class A Share purchases will remain subject to the initial sales charge.  You may obtain a prospectus describing Alger Money Market Fund by calling the Funds at (800) 992-3863 or by downloading a prospectus at www.alger.com.

Right of Accumulation (Class A Shares)

Class A Shares of a Fund may be purchased by “any person” (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A and/or Class C Shares of the Funds, The Alger Funds (other than shares of Alger Money Market Fund), and The China-U.S. Growth Fund then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent (Class A Shares)

A Letter of Intent (“LOI”) contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced Class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the

“Purchase Amount” as referred to in the sales charge table in the Prospectus includes purchases by “any person” (as defined above) of all Class A and/or Class C Shares of the Funds, The Alger Funds (other than Alger Money Market Fund), and Alger China-U.S. Growth Fund over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment in Class A Shares made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

REDEMPTIONS

You may incur a 2% redemption fee if you redeem Class A or C shares of any Fund within 30 days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Telephone Redemptions

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.

The Trust, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemptions in Kind

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Contingent Deferred Sales Charge (Class A and C)

Certain Class A Shares also are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the class’s initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

For purposes of the CDSC, it is assumed that the shares of the Fund from which the redemption is made are the shares of that Fund which result in the lowest charge, if any.

Redemptions of shares of each of the Funds are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) amounts that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.

Waivers of Sales Charges (Class A and C)

No initial sales charge (Class A) or CDSC (Classes A or C) is imposed on purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients and immediate families, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001; and (11) by shareholders of record of Class N Shares as of September 24, 2008 purchasing Class A Shares of The Alger Family of Funds.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Funds at (800) 992-3863.

Certain Waivers of the Contingent Deferred Sales Charge (Class A and C)

Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivor-ship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an Individual Retirement Account (“IRA”) following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

Systematic Withdrawal Plan (Class A and C)

A systematic withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares of a Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder’s shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with the Transfer Agent, as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund involved. For additional information regarding the Withdrawal Plan, contact the Funds.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGES

In General

Except as limited below, shareholders may exchange some or all of their Fund shares for shares of another Fund in The Alger Family of Funds. However, you may incur a 2% redemption fee if you exchange Class A or Class C shares of any Fund within 30 days of having acquired them. Class I Shares also may be exchanged for Class I Shares of The Alger Funds or The Alger Institutional Funds. One class of shares may not be exchanged for another class of shares. Alger Money Market Fund shares acquired by direct purchase may be exchanged for Class A or C Shares of another Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Alger Money Market Fund shares. Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. For example, a purchase of Alger Money Market Fund shares and subsequent exchange to Class A Shares of any other Fund (each a “Charge Fund”) would result in the imposition of an initial sales charge at the time of exchange; but if the initial purchase had been of Class A Shares in a Charge Fund, an exchange to the same class of shares of any other Fund would not result in an additional initial sales charge. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Fund above purchase payments made with respect to that Fund during the one-year holding period for Class C Shares and certain Class A Shares.

You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Funds of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) from Alger Money Market Fund to any other Fund will receive dividends from Money Market Fund for the day of the exchange. Shares of Alger Money Market Fund received in exchange for shares of any other Fund will earn dividends beginning on the next business day after the exchange.

The Trust reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

MANAGEMENT

Trustees and Officers of the Trust

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Fund’s financial statements and the independent audit thereof. The members of the Committee, which met four times during the Trust’s last fiscal year, are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are Independent Trustees for election to the Trust’s Board. The Nominating Committee, which met once during the Trust’s last fiscal year, is composed of all Independent Trustees.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

			Number of
			Portfolios
			in the Alger
			Fund Complex(3)
			which are
Name, Age, Position with		Trustee	Overseen
the Trust and Address(1)	Principal Occupations	Since	by Trustee

Interested Trustee(2)

Hilary M. Alger (47) Trustee	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

Non-Interested Trustees

Charles F. Baird, Jr. (55) Trustee	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (63) Trustee	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (75) Trustee	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (76) Trustee	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (46) Trustee	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (71) Trustee	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

(1)       The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)       Ms. Alger is an “interested person” (as defined in the Act) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3)       “Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Name, (Age), Position with		Officer
the Trust and Address(1)	Principal Occupations	Since

Officers (2)

Dan C. Chung (46) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Inc. (“Associates”), Fred Alger International Advisory S.A. (“International”) (Director since 2003) and Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001

Michael D. Martins (43) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004. Formerly Vice President, Brown Brothers Harriman & Co. 1997-2004.	2005

Hal Liebes (44) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of Associates, International and Resources. Formerly Chief Compliance Officer 2004- 2005, AMVESCAP PLC; U.S. General Counsel 1994-2002 and Global General Counsel 2002-2004, Credit Suisse Asset Management.	2005

Lisa A. Moss (43) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006

(1)       The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)       Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer of the Trust. Each Fund pays each Independent Trustee a fee of $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $10,000 per annum paid pro rata by each Fund in the Alger Fund Complex. Additionally, each Fund pays each member of the Audit Committee $50 for each meeting attended to a maximum of $200 per annum.

The Trustees and officers of the Trust are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals’ economic interests with the Trust.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2008. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2008.

COMPENSATION TABLE

	Aggregate Compensation	Total Compensation Paid to Trustees from
Name of Person, Position	from Alger Funds II	The Alger Fund Complex
Charles F. Baird, Jr.	$7,500	$40,000
Roger P. Cheever	$11,132	$64,037
Lester L. Colbert, Jr.	$11,000	$59,400
Stephen E. O’Neil	$11,000	$59,400
David Rosenberg	$10,000	$54,000
Nathan E. Saint-Amand	$11,000	$59,400

The following table shows each current Trustee’s beneficial ownership as of December 31, 2008, by dollar range, of equity securities of the Funds and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = over $500,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

	Hilary M. Alger	Charles F. Baird, Jr.	Roger P. Cheever	Lester L. Colbert, Jr	Stephen E. O’Neil	David Rosenberg	Nathan E. Saint-Amand
Spectra Fund	G	A	E	C	A	A	A
Green Fund	G	A	A	A	A	A	A
Analyst Fund	G	A	A	A	A	A	A
International Fund	G	A	A	A	A	A	A
Technology Fund	C	A	A	A	A	A	A
Aggregate Equity Securities of Funds in the Alger Fund Complex	G	A	E	C	A	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2008, had approximately $6.1 billion in mutual fund assets under management as well as $2.2 billion in other assets. Alger Management is indirectly owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns approximately 33% of the voting rights of Alger Associates and is a daughter of Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust’s Board. Mr. Alger relinquished ownership control of Alger Associates and, indirectly, Alger Management in February 2007.

Alger Management serves as investment adviser to the Funds pursuant to a written agreement between the Trust, on behalf of the Funds, and Alger Management (the “Advisory Agreement”), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Funds, placing orders to purchase and sell securities on behalf of the Funds, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as each Fund’s broker in effecting most of the Fund’s transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Funds. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Fund:

Advisory
Fund	Fee Rate
Spectra Fund	.90
Green Fund	.71
Analyst Fund	.85
International Fund	1.00
Technology Fund	.81

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, Alger Management earned under the terms of the Adisory Agreement $3,914,206, $3,328,176 and $2,960,376, respectively, in respect of Spectra Fund. For the fiscal years ended October 31, 2008 and October 31, 2007, Alger Management earned under the terms of the Management Agreement $181,023 and $51,165, respectively, in respect of Green Fund; $19,326 and $11,476, respectively, in respect of Analyst Fund; $33,510 and $16,947, respectively, in respect of International Fund; and $4,729 and $0, respectively, in respect of Technology Fund.

Pursuant to a separate administration agreement between the Trust, on behalf of the Funds, and Alger Management (the “Administration Agreement”), Alger Management also provides administrative services to the Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Fund’s investment portfolio and the publication of the net asset value of each Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Funds, for a fee of 0.014% of the Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH will provide accounting and bookkeeping services and calculation of the net asset value of the Funds’ shares.

During the fiscal year ended October 31, 2008, Alger Management earned under the terms of the Administration Agreements, $90,406 in respect of Spectra Fund; $7,916 in respect of Green Fund; $739 in respect of Analyst Fund; $1,085 in respect of International Fund and $184 in respect of Technology Fund.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•                                          the firm’s overall financial results and profitability;

•                                          the firm’s overall investment management performance;

•                                         current year’s and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

•                                          the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

Other Accounts Managed by Portfolio Managers

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds as of December 31, 2008 are as follows. No account’s advisory fee is based on the performance of the account.

Other
	Registered	Pooled
	Investment	Investment	Other
	Companies	Vehicles	Accounts
Gregory S. Adams	—	—	13($6.4)
Dan C. Chung	12($2,510.7)	4($34.3)	17($618.7)
Patrick Kelly	4($1,357.7)	2($415.4)	19($507.5)
Christopher R. Walsh	—	—	—

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of December 31, 2008, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = $500,001–$1,000,000; H = over $1,000,000.

Portfolio Manager	Fund	Range
Gregory S. Adams	International Fund	C
Dan C. Chung	Analyst Fund International Fund Technology Fund	A A C
Patrick Kelly	Spectra Fund	F
Christopher R. Walsh	Green Fund	C

Potential Conflicts of Interest

To seek to ensure that all clients are treated equitably, the Manager has adopted policies and procedures that address the allocation of investment opportunities and execution of portfolio transactions, as well as personal trading by its employees. Nevertheless, the portfolio managers are generally responsible for managing several accounts for several clients. In addition to the Funds and other funds advised by the Manager, these other accounts may include separate accounts, mutual funds sub-advised by Alger Management, hedge funds, and other investment vehicles. One component of the Manager’s compensation with respect to the hedge fund is a performance fee, so that the Manager earns a higher fee if the account performs more favorably. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger Management. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger Management to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

The Manager, and the Funds’ portfolio managers, furnish advisory services to numerous clients in addition to the Funds, and the Manager may, consistent with applicable law, make investment decisions for other clients (including accounts which have potentially higher fees paid to the Manager or in which portfolio managers have personal investments) that may be the same as or different from those made for the Funds. In addition, the Manager and its affiliates, including Alger Inc., may or may not have an interest in the securities whose purchase and sale the Manager recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Manager or any of its affiliates may take with respect to the same securities.

Distributor

Alger Inc., an affiliate of Alger Management, serves as the Funds’ principal underwriter, or distributor, and receives payments from the Funds under the Plans (see “Purchases—Distribution Plans”). It also receives brokerage commissions from the Trust (see “Investment Strategies and Policies—Fund Transactions”).

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are ADP, Charles Schwab, Citigroup/SmithBarney, Fidelity, First Trust, GWFS, MML Investors Services, Merrill Lynch, Morgan Stanley, National Financial Services, New York State Deferred Compensation, New York Life, OneAmerica, Pershing, Princeton Retirement Group, Prudential, Raymond James, Sungard, UBS and Wachovia. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the Trust’s independent registered public accounting firm.

CODE OF ETHICS

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to the restrictions and procedures of the Trust’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Trust’s Code of Ethics by calling the Trust toll-free at (800) 992-3863.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Funds and their shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Funds’ prospectus. As a regulated investment company, each Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Trust expects each Fund to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Trust expects each Fund to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of a Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met. None of the dividends paid by Money Market Fund will be eligible for the dividends-received deduction.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of a Fund’s net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28 percent “backup withholding tax” with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 28 percent backup withholding tax is not an additional tax and may be credited against a shareholder’s regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected to have all dividends and distributions paid in cash or reinvested at net asset value into the same class of shares of another identically registered Alger Fund account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge except as described above. Any dividends of the Funds are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class A and Class I dividends generally will be greater than those of Class C due to the higher Rule 12b-1 fees associated with Class C Shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Funds’ assets. State Street Bank and Trust Company serves as transfer agent for the Funds pursuant to a transfer agency agreement with transfer agent services provided by State Street’s affiliate, Boston Financial Data Services, Inc. (“Boston Financial”). Under the transfer agency Agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Funds. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liaison and to provide administrative oversight of Boston Financial and related services. Alger Management is paid on a per account basis for these services. During the fiscal year ended October 31, 2008, the Funds paid to Alger Management, under the Shareholder Administrative Services Agreement $36,925 in respect of Spectra Fund, $5,787 in respect of Green Fund, $61 in respect of Analyst Fund, $378 in respect of International Fund, and $300 in respect of Technology Fund.

CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record, five percent or more of any class of the shares of any Fund. All holdings are expressed as a percentage of a class of a Fund’s outstanding shares as of January 30, 2009. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Trustees and officers of the Trust as a group directly own less than 1% of each class of each Fund.

Spectra Fund – Class A

Charles Schwab & Co., Inc.	27.88%*
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104-4151

Fred Alger Management, Inc.	5.12%
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

Spectra Fund – Class C

Fred Alger Management, Inc.	29.38%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

First Clearing, LLC	22.50%
A/C 3523-2506
Marilyn Jane Oosterhuis Trustee
2309 Strait Lane
Arlington, TX 76013-1335

First Clearing, LLC	8.53%
A/C 7100-6887
William M. Rosen & Charlotte Rothenberg
Rosen Trust Ten Com
6249 Cottonwood Street
McLean, VA 22101-3222

First Clearing, LLC	7.22%
A/C 5234-7975
Smyth-Mack Family Trust
Hugh Smyth Trustee
5938 Burnside Landing Drive
Burke, VA 22015-2519

First Clearing, LLC	6.03%
A/C 7024-0599
Minerva M. Reid Rev Liv Trust
Minerva M. Reid Trustee
4230 Saint Jerome Drive
Annandale, VA 22003-3714

Pershing LLC	5.33%
P.O. Box 2052
Jersey City, N.J. 07303-2052

Spectra Fund – Class I

Fred Alger Management, Inc.	53.85%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

LPL Financial Services	10.02%
A/C 3149-9772
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	7.55%
A/C 8005-8976
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	18.23%
A/C 4449-5768
9785 Towne Centre Drive
San Diego, CA 92121-1968

Green Fund – Class A

Charles Schwab & Co., Inc.	27.20%*
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104-4151

Fred Alger Management, Inc.	9.57%
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

Green Fund – Class C

Fred Alger Management, Inc.	44.43%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

Ridge Clearing and Outsourcing	6.14%
For Benefit of 769-97651-16
2 Journal Square Plaza
Jersey City, NJ 07306-4001

Ridge Clearing and Outsourcing	9.21%
For Benefit of 769-22631-19
2 Journal Square Plaza
Jersey City, NJ 07306-4001

Davenport & Company LLC	7.59%
Fobert Hannafin Rollover IRA
398 Gurleyville Road
Storrs Manfld, CT 06268-1412

Green Fund – Class I

LPL Financial Services	5.77%
A/C 2620-0158
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	5.32%
A/C 3279-6129
9785 Towne Centre Drive
San Diego, CA 92121-1968

Analyst Fund – Class A

Fred Alger & Company, Inc.	96.18%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

Analyst Fund – Class C	92.44%*

Fred Alger & Company, Inc.
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

State Street Bank & Trust Co	7.56%
C/F 403B7
Elaine Albero-Moss
Spackenfeill Union Free School
9 Hemlock Hollow Road
Hopewell Junction, NY 12533-7403

Analyst Fund – Class I

Fred Alger & Company, Inc.	100%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

International Fund – Class A

Fred Alger Management, Inc.	60.88%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

MLFP&S For the Sole Benefit of	15.18%
Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake DR.E. 2nd Fl
Jacksonville, FL 32246-6484

Joseph P. Moore	7.80%
4711 W. Braddock Rd Apt. 103
Alexandria, VA 22311-4720

International Fund – Class C

Fred Alger Management, Inc.	94.28%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

NFS LLC
For Exclusive Benefit of	5.72%
Lucille C. Baker Revocable Trust
Lucille Baker, Nancy Kurtz Trustees
U/A 01/10/2001
42600 Cherry Hill Drive, Apt. 202
Canton, MI 48187-3785

International Fund – Class I

Fred Alger Management, Inc.	100	%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

Technology Fund – Class A

State Street Bank & Trust Co. C/F SEP	9.95%
James P. Lyons
29776 Bayhead Rd.
Dade City, FL 33523-6104

State Street Bank & Trust Co. C/F IRA	5.66%
Floyd White Jr.
8871 Aurora Light Way
Las Vegas, NV 89123-3618

Richard W. Johnson	6.33%
125 Biltmore Dr.
Ringgold, GA 30736-3718

Technology Fund – Class C

Fred Alger Management, Inc.	54.29	%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

State Street Bank & Trust Co.	45.71	%*
C/F IRA
Amster K. Howard, Jr.
1562 S. Yank Street
Lakewood, CO 80228-3761

Technology Fund – Class I

Fred Alger Management, Inc.	100	%*
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311-4041

*                            A shareholder who owns more than 25% of the voting securities of the Fund is deemed to “control” the Fund under the Act, and may heavily influence a shareholder vote.

ORGANIZATION

The Trust is an investment company. From its inception in 1968 until February 12, 1996, Alger Spectra Fund was organized as Spectra Fund, Inc., a Massachusetts business corporation, and had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, Spectra Fund, Inc. reorganized as a Massachusetts business trust and also converted to an open-end investment company, or “mutual fund.” In connection with the reorganization, the name of the Trust was changed from “Spectra Fund, Inc.” to “Spectra Fund.” The Trust is authorized to offer an unlimited number of shares. The Trust changed its name to “The Spectra Funds” on January 4, 2007, and to The Alger Funds II on September 24, 2008.

The Trust is now a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

The word “Spectra” in the Trust’s name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Trust’s license to use the word “Spectra” in its name when Alger Management ceases to act as the Trust’s investment manager. The previously existing shares in those portfolios were designated Class A Shares on September 24, 2008. Class A shares have an initial sales charge. Class C Shares, which are subject to a CDSC, and Class I Shares, which are not subject to sales charges, were created on September 24, 2008. On September 24, 2008, the names of the Trust and its portfolios were changed to their current names.

To date, the Board has authorized the creation of five series of shares. All consideration received by the Trust for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the Act provides that any matter required to be submitted under the provisions of the Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of the Rule.

The Class A, C and I Shares differ in that: (a) each class has a different class designation; (b) the Class A Shares are subject to initial sales charges; (c) the Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) each of Class A, C and I Shares are subject to different distribution and/or service fees under the Plans; (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust’s outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another; see also item (e) in the third preceding paragraph. Physical share certificates are not issued for shares of the Fund.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.

Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Each Fund is classified as a “diversified” investment company under the Act. A “diversified” investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company’s total assets. The Funds intend to continue to qualify as a “regulated investment companies” under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund’s assets, similar to the requirement stated above.  Under the Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of The Alger Funds II has delegated authority to vote all proxies related to the Funds’ portfolio securities to Alger Management, the Funds’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to RiskMetrics Group (“RMG”), a leading proxy voting service provider and registered investment adviser. RMG votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The predetermined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. RMG will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors RMG’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or RMG, on Alger Management’s behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds’ proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds’ website and on the Securities and Exchange Commission’s website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or RMG, on Alger Management’s behalf, to vote proxies of securities held by the Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2500 Growth Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the S&P MidCap 400 Index and the Barclays Capital U.S. Government/Credit Bond Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, Barron’s, Business Week, Forbes, Institutional Investor, Investor’s Business Daily, Kiplinger’s Personal Finance, Money, Morningstar, The New York Times, USA Today and The Wall Street Journal and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund’s performance for any future period.

From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. The net asset value of Shares is listed in The Wall Street Journal each business day under the heading “Alger.” Depending on a Fund’s size, it may not be eligible to be listed. The Shares of the Funds are listed under the heading “Alger” and once a class reaches the required minimum size, the Class A, C and I Shares will be listed under the heading “Alger A, C or I,” as applicable. Current total return figures may be obtained by calling Alger Funds at 800-992-3863.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding The Alger Family of Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

FINANCIAL STATEMENTS

The Trust’s audited financial statements for the year ended October 31, 2008 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders of the Funds may be obtained by telephoning (800) 992-3863.

APPENDIX

Description of certain rating categories assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited (“DBRS”) and A. M. Best Company, Inc. (“Best”).

Commercial Paper and Short-Term Ratings

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody’s. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitc-h2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

Bond and Long-Term Ratings S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P’s BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY’S

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody’s Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch’s BB-rated bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Fitch’s B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRs

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

Bonds rated “B” are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. Best

The issuer of long-term debt rated aaa has, in A.M. Best’s opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

The issuer of bb-rated long-term debt has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Distributor:

Fred Alger & Company, Incorporated

111 Fifth Avenue
New York, New York 10003

Transfer Agent:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger Family of Funds
P.O. Box 8480
Boston, MA 02266-8480

Independent Registered Public
Accounting Firm:

Ernst & Young LLP

5 Times Square

New York, NY 10036

Counsel:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

The Alger Funds II

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2009

** GRAPHIC **

SSAI

PART C

OTHER INFORMATION

Item 23.            Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(a-1)	Agreement and Declaration of Trust (1) [EDGAR 2/98]

(a-2)	Certificate of Amendment of the Declaration of Trust and Certificate of Designation for Spectra Green Fund, Spectra Alchemy Fund and Spectra International Opportunities Fund, dated January 4, 2007 (6)

(a-3)	Certificate of Designation for Spectra Technology Fund (8)

(a-4)	Certificate of Amendment of the Declaration of Trust, dated September 3, 2008 - (10)

(b)	Amended and Restated By-laws of Registrant 12/7/2004 (5)

(c)	See Exhibits (a) and (b)

(d-1)	Investment Advisory Agreement between The Spectra Fund and Fred Alger Management, Inc., dated January 17, 2007 (6)

(e-1)	Distribution Agreement (1) [EDGAR 2/98]

(e-2)	Amendment to the Distribution Agreement for The Spectra Funds, dated February 14, 2007 (6)

(g-1)	Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated February 29, 2008 - (9)

(h-1)	Shareholder Servicing Agreement (1) [EDGAR 2/98]

(h-2)	Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (4)

(h-3)	Amendment No. 1 to the Shareholder Administrative Services Agreement dated June 30, 2007 (8)

(h-4)	Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (4)

(h-5)	Administration Agreement between Registrant and Fred Alger Management, Inc., dated March 17, 2008 (9).

(h-6)	Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co. dated February 29, 2008 (9)

(i-1)	Opinion and Consent of Sullivan & Worcester (2)

(i-2)	Opinion and Consent of Sullivan & Worcester (3)

(i-3)	Opinion and Consent of Sullivan & Worcester (8)

(j-1)	Consent of Ernst & Young LLP - filed herewith

(j-2)	Consent of BKD, LLP - filed herewith

(m-1)	Distribution Plan Pursuant to Rule 12b-1 for Class N Shares of the Spectra Fund, dated January 17, 2007 (6)

(p)	Amended and Restated Code of Ethics - (10)

(q-1)

Powers of Attorney executed by Daniel C. Chung, Frederick A. Blum, Hilary M. Alger, Stephen E. O’Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Nathan E. Saint-Amand, M.D. and David Rosenberg (7).

(1)	Incorporated by reference to Registrant’s Registration Statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 6, 1995.

(2)	Incorporated by reference to Post-Effective Amendment No. 4 filed with the SEC on December 22, 1998.

(3)	Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on June 30, 2000.

(4)	Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC on February 18, 2005.

(5)	Incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on February 28, 2006.

(6)	Incorporated by reference to Post-Effective Amendment No. 20 filed with the SEC on February 27, 2007.

(7)	Incorporated by reference to Post-Effective Amendment No. 21 filed with the SEC on July 27, 2007.

(8)	Incorporated by reference to Post-Effective Amendment No. 22 filed with the SEC on October 10, 2007.

(9)	Incorporated by reference to Post-Effective Amendment No. 24 filed with the SEC on June 26, 2008.

(10)	Incorporated by reference to Post-Effective Amendment No. 25 filed with the SEC on September 12, 2008.

Item 24.            PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25.            INDEMNIFICATION

Under Section 8.4 of Registrant’s Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a “Covered Person”]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant.

Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.            BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Fred Alger Management, Inc. (“Alger Management”), which serves as investment manager to the Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.

Fred Alger International Advisory S.A.

Alger SICAV

Analysts Resources, Inc.

111 Fifth Avenue, New York, New York 10003

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, New York 10003

Listed below are the officers of Alger Management.

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS, PROFESSION
ALGER MANAGEMENT	OR VOCATION
Daniel C. Chung Chairman, Chief Executive Officer, Chief Investment Officer and Director	President and Director of Alger Associates, Inc., and Fred Alger International Advisory S.A.; Director of Fred Alger & Company, Incorporated and Analysts Resources, Inc.

Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer	Chief Financial Officer and Director of Fred Alger & Company, Incorporated

Hal Liebes Executive Vice President, Chief Legal Officer, Director and Secretary

Executive Vice President, Chief Legal Officer and Director of Fred Alger & Company, Incorporated; Director of Alger Associates, Inc. Director, Chief Operating Officer and Secretary of Analyst Resources, Inc.; Director of Fred Alger International Advisory, S.A.

Michael D. Martins Senior Vice President

Lisa A. Moss Senior Vice President and Assistant General Counsel

Barry J. Mullen Senior Vice President and Chief Compliance Officer

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management’s current Form ADV (SEC File No. 801-06709) files under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27.            PRINCIPAL UNDERWRITER

(a) Alger Inc. acts as principal underwriter for Registrant, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, and Alger China-U.S. Growth Fund.

(b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

(c) Not applicable.

Item 28.            LOCATION OF ACCOUNTS AND RECORDS

All accounts and records of Registrant are maintained by Mr. Robert Kincel, Fred Alger & Company, Incorporated, Harborside Financial Center, 600 Plaza One, Jersey City, NJ 07311.

Item 29.            MANAGEMENT SERVICES

Not applicable.

Item 30.            UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that this Amendment meets all requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 25th day of February, 2009.

THE ALGER FUNDS II

By:	*
Dan C. Chung,
President

ATTEST:	/s/	Hal Liebes
Hal Liebes, Secretary

Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	President	February 25, 2009
*	(Chief Executive Officer)
Dan C. Chung

/s/ Michael D. Martins	Treasurer (Chief Financial Officer)	February 25, 2009
Michael D. Martins

*	Trustee	February 25, 2009
Charles F. Baird, Jr.

*	Trustee	February 25, 2009
Roger P. Cheever

*	Trustee	February 25, 2009
Lester L. Colbert, Jr.

*	Trustee	February 25, 2009
Hilary M. Alger

*	Trustee	February 25, 2009
David Rosenberg

*	Trustee	February 25, 2009
Nathan E. Saint-Amand

*	Trustee	February 25, 2009
Stephen E. O’Neil

*By:	/s/ Hal Liebes
Hal Liebes
Attorney-in-Fact

Exhibit Index

(j-1)	Consent of Ernst & Young LLP

(j-2)	Consent of BKD, LLP